================================================================================




            SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                          Dated as of August 21, 1998

                                    between

                            PREMIER GRAPHICS, INC.,
                                  as Borrower

                THE LENDERS SIGNATORY HERETO FROM TIME TO TIME,
                                  as Lenders,

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and Lender




================================================================================

                                 TABLE OF CONTENTS
                                 -----------------

                                                                                         Page
                                                                                         ----
1.  AMOUNT AND TERMS OF TERM LOANS AND ACQUISITION LINE................................     2
       1.1  Term Loans.................................................................     2
       1.2  Acquisition Line Advances..................................................     3
       1.3  Prepayments................................................................     4
       1.4  Interest...................................................................     5
       1.5  Fees.......................................................................     7
       1.6  Receipt of Payments........................................................     8
       1.7  Application and Allocation of Payments.....................................     8
       1.8  Loan Account and Accounting................................................     8
       1.9  Indemnity..................................................................     9
      1.10  Access.....................................................................    10
      1.11  Taxes......................................................................    10
      1.12  Additional Provisions......................................................    11
      1.13  Security Interest in the Collateral........................................    13
      1.14  Rights of Lender, Limitations on Obligations of Lender.....................    14
      1.15  Single Loan................................................................    15

2.  CONDITIONS PRECEDENT...............................................................    15
       2.1  Conditions to the Term Loan................................................    15
       2.2  Further Conditions to Each Loan............................................    17

3. REPRESENTATIONS AND WARRANTIES......................................................    18
       3.1  Corporate Existence; Compliance with Law...................................    18
       3.2  Executive Offices; Corporate or Other Names; FEIN..........................    18
       3.3  Corporate Power; Authorization; Enforceable Obligations....................    18
       3.4  Financial Statements and Projections.......................................    19
       3.5  Material Adverse Change....................................................    19
       3.6  Ownership of Property; Liens...............................................    19
       3.7  Restrictions; No Default; Material Contracts...............................    20
       3.8  Labor Matters..............................................................    20
       3.9  Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness..    20
      3.10  Government Regulation......................................................    21
      3.11  Margin Regulations.........................................................    21
      3.12  Taxes......................................................................    21
      3.13  ERISA......................................................................    22
      3.14  No Litigation..............................................................    23
      3.15  Brokers....................................................................    23
      3.16  Patents, Trademarks, Copyrights and Licenses...............................    23
      3.17  Full Disclosure............................................................    24
      3.18  Hazardous Materials........................................................    24

      3.19  Insurance Policies.........................................................    24
      3.20  Deposit and Disbursement Accounts..........................................    24
      3.21  Subordinated Notes.........................................................    25
      3.22  Representations and Warranties Regarding the Collateral....................    25

4.  FINANCIAL STATEMENTS AND INFORMATION...............................................    27
       4.1  Reports and Notices........................................................    27
       4.2  Communication with Accountants.............................................    27

5.  AFFIRMATIVE COVENANTS..............................................................    27
       5.1  Maintenance of Existence and Conduct of Business...........................    27
       5.2  Payment of Charges and Claims..............................................    27
       5.3  Books and Records..........................................................    28
       5.4  Litigation.................................................................    28
       5.5  Insurance..................................................................    28
       5.6  Compliance with Laws.......................................................    29
       5.7  Agreements.................................................................    29
       5.8  Supplemental Disclosure....................................................    30
       5.9  Environmental Matters......................................................    30
      5.10  Landlord's and Mortgagee's Agreements......................................    30
      5.11  Certain Obligations Respecting Subsidiaries................................    30
      5.12  Application of Proceeds....................................................    31
      5.13  Fiscal Year................................................................    31
      5.14  Casualty and Condemnation..................................................    31
      5.15  Covenants Regarding the Collateral.........................................    32
      5.16  Agent's Appointment as Attorney-in-Fact....................................    35
      5.17  Maintenance Covenant.......................................................    37
      5.18  Year 2000 Problems.........................................................    37
      5.19  Interest Rate Protection...................................................    38

6.  NEGATIVE COVENANTS.................................................................    38
       6.1  Mergers, Subsidiaries, Etc.................................................    38
       6.2  Investments................................................................    38
       6.3  Indebtedness...............................................................    38
       6.4  Affiliate and Employee Loans and Transactions; Employment Agreements.......    38
       6.5  Capital Structure and Business.............................................    39
       6.6  Guaranteed Indebtedness....................................................    39
       6.7  Liens......................................................................    39
       6.8  Sale of Assets.............................................................    40
       6.9  Material Contracts.........................................................    40
      6.10  ERISA......................................................................    40
      6.11  Financial Covenants........................................................    40
      6.12  Hazardous Materials........................................................    41
      6.13  Sale-Leasebacks............................................................    42
      6.14  Cancellation of Indebtedness...............................................    42

      6.15  Restricted Payments........................................................    42
      6.16  Real Property Leases.......................................................    42
      6.17  Bank Accounts..............................................................    42
      6.18  Subordinated Notes.........................................................    42
      6.19  No Speculative Transactions................................................    43
      6.20  Margin Regulations.........................................................    43
      6.21  Limitation on Negative Pledge Clauses......................................    43
      6.22  Accounting Changes.........................................................    43
      6.23  EBITDA.....................................................................    43
      6.24  Fixed Charge Coverage Ratio................................................    43
      6.25  Leverage Ratio.............................................................    44

7.  TERM...............................................................................    44
       7.1  Duration...................................................................    44
       7.2  Survival of Obligations....................................................    45

8.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES.............................................    45
       8.1  Events of Default..........................................................    45
       8.2  Remedies...................................................................    49
       8.3  Grant of License to Use Patent and Trademark Collateral....................    51
       8.4  Waivers by Borrower........................................................    51

9.  SUCCESSOR AND ASSIGNS..............................................................    51

10.  ASSIGNMENTS AND PARTICIPATIONS; APPOINTMENT OF AGENT..............................    52
      10.1  Assignment and Participations..............................................    52
      10.2  Appointment of Agent.......................................................    53
      10.3  Agent's Reliance, Etc......................................................    54
      10.4  GE Capital and Affiliates..................................................    55
      10.5  Indemnification............................................................    55
      10.6  Successor Agent............................................................    55
      10.7  Setoff and Sharing of Payments.............................................    56
      10.8  Advances; Payments; Non-Funding Lenders; Information; Actions in Concert...    57

11.  MISCELLANEOUS.....................................................................    59
      11.1  Complete Agreement; Modification of Agreement..............................    59
      11.2  Amendments and Waiver......................................................    59
      11.3  Fees and Expenses..........................................................    61
      11.4  No Waiver..................................................................    62
      11.5  Remedies...................................................................    62
      11.6  Severability...............................................................    62
      11.7  Conflict of Terms..........................................................    62
      11.8  Right of Set-off...........................................................    62
      11.9  Authorized Signature.......................................................    63
     11.10  GOVERNING LAW..............................................................    63

     11.11  Notices....................................................................    64
     11.12  Section Titles.............................................................    65
     11.13  Counterparts...............................................................    65
     11.14  Time of the Essence........................................................    65
     11.15  WAIVER OF JURY TRIAL.......................................................    65
     11.16  NO ORAL AGREEMENTS.........................................................    66
     11.17  Release....................................................................    66
     11.18  Amendment and Restatement..................................................    66
     11.19  References.................................................................    66

                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of August 21, 1998, between PREMIER GRAPHICS, INC., a Delaware corporation (the

"Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation
---------
(in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent
                              ----------
for Lenders, and the other Lenders signatory hereto from time to time.

                                 RECITALS

     A. Borrower and GE Capital, for itself and as agent for certain participants (in such capacities, "Original Lender") entered into that certain
                                   ---------------
Term and CAPEX Loan and Security Agreement dated as of June 19, 1997, as thereafter amended from time to time, including, without limitation, as amended by that certain First Amendment to Term and CAPEX Loan and Security Agreement dated as of September 26, 1997 (as amended, the "Original Agreement").
                                                 ------------------

     B. Borrower and Original Lender amended, restated and modified (but did not extinguish) the Original Loan Agreement by entering into that certain Amended and Restated Loan and Security Agreement, dated as of December 16, 1997, as thereafter amended from time to time, including without limitation, as amended by (i) that certain First Amendment to Loan and Security Agreement dated as of March 4, 1998, (ii) that certain Second Amendment to Loan and Security Agreement dated as of March 31, 1998, (iii) that certain Third Amendment to Loan and Security Agreement dated as of May 8, 1998, and (iv) that certain Fourth Amendment to Loan and Security Agreement dated as of June 15, 1998 (as amended, the "Restated Loan Agreement").
     -----------------------

     C. Borrower has requested that GE Capital increase the credit facilities under the Restated Loan Agreement and extend its relationship with Borrower, and GE Capital is willing to do so upon the terms and conditions set forth herein.

     D. In connection with the increase and extension of the relationship between Borrower and GE Capital and the formation of the relationship between Borrower and the other Lenders, the parties hereto wish to completely amend, restate and modify (but not extinguish) the Restated Loan Agreement through the execution of this Agreement, which will supersede all prior agreements among the parties hereto.

     E. Capitalized terms used herein shall have the meanings ascribed to them on Annex A. All Schedules, Annexes, Attachments and Exhibits hereto, or
   -------
expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such Schedules and Annexes, all Schedules and Annexes referred to herein shall mean the Schedules as in effect at the Closing Date. As used herein, the plural shall include the singular, the singular includes the plural, and pronouns in any gender (masculine, feminine or neuter) all apply to all genders. These Recitals shall be construed as part of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto intending to be legally bound agree as follows:

     1.   AMOUNT AND TERMS OF TERM LOANS AND ACQUISITION LINE

     1.1  Term Loans.
          -----------

          (a) Subject to the terms and conditions hereof, each Lender agrees to make (i) a term loan ("Term Loan A") to Borrower on the Closing Date in the
                       -----------
principal amount of its Term Loan A Commitment; (ii) a term loan ("Term Loan B")
                                                                   -----------
to Borrower on the Closing Date in the principal amount of its Term Loan B Commitment, and (iii) a term loan ("Term Loan C") to Borrower on the Closing
                                    -----------
Date in the principal amount of its Term Loan C Commitment (Term Loan A, Term Loan B and Term Loan C, collectively, the "Term Loan"). The obligations of each
                                           ---------
Lender hereunder shall be several and not joint. The Term Loan shall be secured by all of the Collateral. Borrower may not reborrow any amount repaid with respect to the Term Loan.

          (b) Each Term Loan A made by a Lender shall be evidenced by a single promissory note executed by Borrower in favor of such Lender substantially in the form of Exhibit A-1 hereto, dated the date hereof, payable to such Lender in
            -----------
a principal amount equal to the amount of such Lender's Term Loan A Commitment and otherwise duly completed (all such notes, collectively, "Note A"). Each
                                                             ------
Term Loan B shall be evidenced by a single promissory note executed by Borrower in favor of such Lender substantially in the form of Exhibit A-2 hereto, dated
                                                     -----------
the date hereof, payable to such Lender in a principal amount equal to the sum of the amount of such Lender's Term Loan B Commitment and otherwise duly completed (all such notes, collectively, "Note B"). Each Term Loan C made by a
                                          ------
Lender shall be evidenced by a single promissory note executed by Borrower in favor of such Lender substantially in the form of Exhibit A-3 hereto, dated the
                                                  -----------
date hereof, payable to such Lender in a principal amount equal to the amount of such Lender's Term Loan C Commitment and otherwise duly completed (all such notes, collectively, "Note C"). Each such Note shall represent the obligation
                      ------
of Borrower to pay the amount of the applicable Lender's applicable Term Loan Commitment to Borrower, together with interest thereon as prescribed in Section
                                                                        -------
1.4.  The date, amount and interest rate of the Term Loan made by each Lender
---
and each payment of principal with respect thereto shall be recorded on the books and records of Agent which books and records shall constitute prima facie
                                                                    ----- -----
evidence of the accuracy of the information therein recorded.

          (i) The unpaid principal amount of the Term Loan A shall be repayable in twenty (20) consecutive quarterly installments on the first day of each January, April, July and October of each year, commencing October 1, 1998, as follows:

                Payment Date       Installment Amount
                ------------       ------------------
                October 1, 1998            $1,120,000
                January 1, 1999            $1,120,000
                April 1, 1999              $1,120,000
                July 1, 1999               $1,120,000
                October 1, 1999            $1,260,000
                January 1, 2000            $1,260,000
                April 1, 2000              $1,260,000
                July 1, 2000               $1,260,000
                October 1, 2000            $1,400,000
                January 1, 2001            $1,400,000
                April 1, 2001              $1,400,000
                July 1, 2001               $1,400,000
                October 1, 2001            $1,540,000
                January 1, 2002            $1,540,000
                April 1, 2002              $1,540,000
                July 1, 2002               $1,540,000
                October 1, 2002            $1,680,000
                January 1, 2003            $1,680,000
                April 1, 2003              $1,680,000
                July 1, 2003               $1,680,000

          (ii) The unpaid principal amount of the Term Loan B shall be repayable in a single installment which shall be due on the Termination Date.

          (iii) The unpaid principal amount of the Term Loan C shall be repayable in a single installment which shall be due on the Termination Date.

          (iv) Notwithstanding the foregoing clauses (i)-(iii), the aggregate
                                             ----------------
outstanding balance of the Term Loan A, the Term Loan B and the Term Loan C shall each be due and payable in full in immediately available funds on the Termination Date, if not sooner paid in full.

          (v) Each payment of principal with respect to the Term Loan A, the Term Loan B or the Term Loan C shall be paid to Agent for the ratable benefit of each Lender making a Term Loan A, a Term Loan B or a Term Loan C, respectively, ratably in proportion to each such Lender's respective Term Loan A Commitment, Term Loan B Commitment or Term Loan C Commitment.

          (d) The Borrower shall use the proceeds of the Term Loan to refinance existing indebtedness of the Borrower and finance the general corporate needs of Borrower.

     1.2  Acquisition Line Advances.
          --------------------------

          (a) Upon and subject to the terms and conditions hereof, each Lender agrees to make available, from time to time, until August 20, 2003, for Borrower's use and upon the request of Borrower therefor to Agent, its Pro Rata Share of advances (each, an "Acquisition Line Advance") to finance Eligible
                             ------------------------
Acquisitions. The Pro Rata Share of the aggregate amount of outstanding Acquisition Line Advances of any Lender shall not at any time exceed its separate Acquisition Line Commitment. The obligations of each Lender hereunder shall be several and not joint. Each Acquisition Line Advance shall be secured by all of the Collateral. Each Lender's Acquisition Line Commitment shall be permanently reduced by the amount of each Acquisition Line Advance made by it hereunder, and Borrower may not reborrow any amount repaid with respect to any Acquisition Line Advance.

          (b) Borrower shall give Agent notice of each borrowing and on the dates specified for such borrowing, pursuant to Section 10.8, each acquisition
                                                ------------
Line Lender shall make available to Agent such Acquisition Line Lender's Pro Rata Share of the Acquisition Line Advance or Advances to be made on such date to the Borrower, in immediately available funds. Agent shall notify each other Lender of the consummation of each Eligible Acquisition financed hereby.

          (c) Borrower shall execute and deliver to each Lender a note to evidence the Acquisition Line Commitment of that Lender. Each such note shall be in the principal amount of the Acquisition Line Commitment of the applicable Lender, dated the Closing Date and substantially in the form of Exhibit A-4
                                                                -----------
(each, an "Acquisition Line Note" and, collectively, the "Acquisition Line
           ---------------------                          ----------------
Note"). Each Acquisition Line Note shall represent the obligation of Borrower to pay the amount of each Lender's Acquisition Line Commitment or, if less, the applicable Lender's Pro Rata Share of the aggregate unpaid Acquisition Line Advances together with interest thereon as prescribed in Section 1.4. The date,
                                                         -----------
amount and interest rate of each Acquisition Line Advance made by each Lender and each payment of principal with respect thereto shall be recorded on the books and records of Agent which books and records shall constitute prima facie
                                                                    ----- -----
evidence of the accuracy of the information therein recorded.

          (d) The unpaid principal balance of each Acquisition Line Advance shall be repayable in equal consecutive quarterly installments in an amount equal to one-fortieth (1/40) of the principal amount of such Acquisition Line Advance each which shall be due commencing on the first day of the calendar quarter immediately following the date of such Acquisition Line Advance, and shall continue to be due on the first day of each calendar quarter thereafter together with a final installment of principal on each such Acquisition Line Advance which shall be due on the Termination Date in an amount equal to the entire remaining unpaid principal balance of all outstanding Acquisition Line Advances.

     1.3  Prepayments.
          -----------

          (a) General.  Any full or partial prepayment of principal on any Term
              -------
Loan or any Acquisition Line Advance shall be subject to the following terms and conditions:

          (i) (A) Borrower may, at any time on at least ten (10) days' prior written notice to Agent voluntarily prepay all or part of the Loans, provided that (A) any such prepayment shall be in a minimum amount of $500,000 and (B) any voluntary prepayment in whole or in part of any Loan made prior to the third anniversary of the Closing Date will obligate Borrower to pay the appropriate Prepayment Fee and/or Breakage Cost if applicable as provided in Section 1.5,
                                                                 -----------
and

          (B) a prepayment of all or any part of any Loan which constitutes a LIBOR Loan may be made only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall be obligated to pay to the Lenders any additional amounts due under Section 1.12 hereof; and
                                         ------------

          (ii) Any partial prepayment of the Loans (whether voluntary or mandatory) shall be applied to installments of principal due thereon among Note A, Note B, Note C and the Acquisition Line Notes in proportion to the relative principal amounts of Loans outstanding under each in their inverse order of maturity.

          (b)  Mandatory Repayments.
               --------------------

          (i) Borrower shall prepay the Term Loan and/or the Acquisition Line Advances in amounts equal to fifty percent (50%) of Borrower's Excess Cash Flow with respect to each Fiscal Year of Borrower during the term hereof, such prepayments to be made within five (5) Business Days following the due date for delivery by Borrower to Agent of the annual financial statements required by
Section 4.1 hereof and each such prepayment shall be applied to the installments
-----------
of principal due under Note A, Note B, Note C and the Acquisition Line Notes (allocated among Note A, Note B, Note C and the Acquisition Line Notes in proportion to the relative principal amounts of Loans outstanding under each) in the inverse order of their respective maturities until payment thereof in full.

          (ii) Immediately upon receipt by any Loan Party of Net Proceeds of any asset disposition (which shall include, without limitation, any sale of assets or properties or any loss, destruction or condemnation thereof, except as otherwise provided in Section 5.5) or any sale of Stock or debt securities of
                      -----------
any Subsidiary or Loan Party, Borrower shall prepay the Loans as and when received by Borrower as a mandatory prepayment of the Loans an amount equal to the greater of (x) the Net Proceeds received by Borrower from such sale or disposition or (y) the depreciated value of such assets or properties according to Agent's internal analysis. Each such prepayment shall be applied to the installments of principal due under Note A, Note B, Note C and the Acquisition Line Notes (allocated among Note A, Note B, Note C and the Acquisition Line Notes in proportion to the relative principal amounts of Loans outstanding under each) in the inverse order of their respective maturities until payment thereof in full.

     1.4  Interest.
          --------

          (a) Borrower shall pay interest on the Loans to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on the first (1st) day of each calendar month, commencing with the calendar month following the calendar month in which the Closing Date occurs, and continuing to be due on the first (1st) day of each succeeding calendar month thereafter; provided, however, that (i) accrued interest on any
                           --------
LIBOR Loan shall be payable by Borrower to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on the last day of the Interest Period applicable thereto and (ii) in all cases accrued and unpaid interest on the Term Loan and all of the Acquisition Line Advances shall be payable by Borrower to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, on the Termination Date. If any interest on the Term Loan or any of the Acquisition Line Advances accrues or remains payable after the Termination Date, such interest shall be payable by Borrower upon demand.

          (b) Borrower shall be obligated to pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, on the outstanding principal balance of each Loan from the date such Loan is made until such Loan is repaid in full, with respect to each Loan, at a floating rate equal, to the sum of the Adjusted LIBOR for the applicable Interest Period, plus the Applicable Margin therefor (each such Loan bearing
                 ----
interest based upon the Adjusted LIBOR is hereinafter referred to as a "LIBOR
                                                                        -----
Loan"); provided, however, that (A) no Interest Period may extend beyond the
----    --------
Termination Date, and (B) any prepayment of a LIBOR Loan may be made by Borrower only on the last day of the Interest Period applicable thereto and if any such prepayment is made on a day that is not the last day of the applicable Interest Period, Borrower shall pay to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, any additional amount due under Section 1.12 below. Upon determining the Adjusted LIBOR for an
                 ------------
Interest Period requested by Borrower, the Agent shall promptly notify Borrower of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes hereunder.

          (c) All computations of interest hereunder or under the other Loan Documents shall be made by Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. Each determination by Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) So long as any Event of Default shall have occurred and be continuing, the interest rate applicable to the Loans or other Obligations shall be increased by two percentage points (2%) per annum above the then highest rate otherwise applicable to the Loans (the "Default Rate"), payable on demand of
                                        ------------
Agent.

          (e) Notwithstanding anything to the contrary set forth in this Section
                                                                         -------
1.4, if, at any time until payment in full of all of the Obligations, the rate
---
of interest payable hereunder by

Borrower exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long
                        -------------------
as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder by Borrower shall be equal to the Maximum Lawful Rate; provided,
                                                                 --------
however, that if at any time thereafter the rate of interest payable by
Borrower hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, from the making of advances hereunder to Borrower is equal to the total interest which would have been received had the interest rate payable hereunder by Borrower been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate payable by Borrower hereunder shall be the rate of interest otherwise provided in this Section 1.4, unless and until the rate of interest again exceeds the
        -----------
Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms of this Agreement or any other Loan Document exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof or thereof at the Maximum Lawful Rate. All interest paid by, charged to or collected from Borrower hereunder or under any other Loan Document shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread throughout the full term of the Obligation on which it accrued. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.4(e), shall make a final
                                       --------------
determination that a Lender has received interest hereunder or under any of the Loan Documents from Borrower in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due from Borrower and not yet paid hereunder, then to the outstanding principal of the Obligations of Borrower, then to Fees and any other unpaid Obligations owed by Borrower and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

     1.5  Fees.
          ----

          (a) Borrower shall pay to GE Capital, individually, the Fees specified in the Fee Letter, at the times specified for payment therein.

          (b) If Borrower prepays all or any portion of a LIBOR Loan, Borrower shall pay a breakage fee (the "Breakage Cost") payable to Agent for the benefit
                               -------------
of the affected Lenders, in an amount equal to the present value of all remaining scheduled interest payments on the Loan prepaid. For purposes of this paragraph, the present value of each scheduled interest payment shall be determined by discounting such scheduled interest payment to the date the prepayment is made at the Prepayment Treasury Rate (hereinafter defined) in effect on the date such prepayment is made plus fifty (50) basis points. The term "Prepayment Treasury Rate", as used in this paragraph, means with respect to each scheduled interest payment, the yield which shall be imputed, by linear interpolation, from the current weekly yields of those United States Treasury Notes having maturities as close as practicable to the date of the prepayment of the

Term Loan, as published in the most recent Federal Reserve Statistical Release
H.15 (519) or any successor publication thereto. The Breakage Cost for any partial prepayments shall be determined in the same manner as provided above, but such principal so prepaid shall, notwithstanding anything to the contrary contained herein, be deemed (for purposes of calculating the Breakage Cost) applied to the principal payments in inverse order of maturity.

     1.6  Receipt of Payments.  Borrower shall make each payment under this
          -------------------
Agreement not later than 11:00 a.m. (New York time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and fees (a) all payments (including cash sweeps) consisting of cash, wire, or electronic transfers in immediately available funds shall be deemed received on the day of deposit in the Collection Account prior to 11:00 a.m. (New York time) and notice to Agent of such deposit and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received upon receipt of good funds following deposit in the Collection Account (together with notice to Agent of such deposit).

     1.7  Application and Allocation of Payments.  All payments and prepayments
          --------------------------------------
applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share of such Loan. Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower, and Borrower irrevocably agrees that Agent shall have the continuing exclusive right to apply (subject to any agreement among any of the Lenders and acknowledged by Agent that modifies the order or right of payment of any of the Loans) any and all such payments against the then due and payable Obligations of Borrower and (to the extent there are no then due and payable Obligations) in repayment of the Term Loan and the Acquisition Line Advances as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto, the same shall be applied in the following order: (i) then due and payable Fees, expenses and other Obligations owing to the Agent; (ii) then due and payable Fees and expenses of the Lenders; (iii) then due and payable interest payments on Note A, Note B, Note C and the Acquisition Line Note, on a pari passu basis (unless otherwise specified in any agreement among any of the Lenders and acknowledged by Agent); (iv) Obligations to the Lenders other than Fees, expenses and interest and principal payments; and (v) then due and payable principal payments on Note A, Note B, Note C and the Acquisition Line Note, on a pari passu basis (unless otherwise specified in any agreement among any of the Lenders and acknowledged by Agent).

     1.8  Loan Account and Accounting.  Agent shall maintain a loan account (the
          ---------------------------
"Loan Account") on its books to record: all Acquisition Line Advances and the
 ------------
Term Loan, all payments made by Borrower, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided that any failure to so
                                                --------
record or any error in so recording shall not limit or otherwise affect any Borrower's duty to pay the Obligations. Agent shall render to Borrower a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account. Unless Borrower notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within thirty (30) days after the date thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Agent's determination, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Borrower. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

     1.9  Indemnity.
          ---------

          (a) BORROWER SHALL INDEMNIFY AND HOLD EACH OF AGENT, LENDERS AND THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS (EACH, AN "INDEMNIFIED PERSON"), HARMLESS FROM AND AGAINST ANY AND ALL SUITS,
           ------------------
ACTIONS, COSTS, FINES, DEFICIENCIES, PENALTIES, PROCEEDINGS, CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND OTHER COSTS OF INVESTIGATIONS OR DEFENSE, INCLUDING THOSE INCURRED UPON ANY APPEAL) (EACH, A "CLAIM") WHICH MAY BE INSTITUTED OR ASSERTED
                                    -----
AGAINST OR INCURRED BY SUCH INDEMNIFIED PERSON AS THE RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THEREUNDER, INCLUDING ANY AND ALL ENVIRONMENTAL LIABILITIES AND COSTS, PROVIDED, THAT BORROWER SHALL NOT BE LIABLE FOR ANY INDEMNIFICATION TO
       --------
SUCH INDEMNIFIED PERSON WITH RESPECT TO ANY PORTION OF ANY SUCH CLAIM WHICH RESULTS SOLELY FROM SUCH INDEMNIFIED PERSON'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THE LOAN DOCUMENTS OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

          (b) In any suit proceeding or action brought by the Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument, Equipment or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Borrower shall save, indemnify and keep Agent and

Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, all such obligations of Borrower shall be and remain enforceable against, and only against, Borrower and shall not be enforceable against Agent or any Lender.

          (c) Borrower hereby acknowledges and agrees that neither Agent nor any Lender (as of the date hereof) (i) is now or ever has been in control of any of the Subject Property or the affairs of any Loan Party, and (ii) has the capacity through the provisions of the Loan Documents to influence conduct with respect to the ownership, operation or management of any of the Subject Property.

     1.10 Access.  Borrower shall, and shall cause each of its Subsidiaries to:
          ------
(i) provide access during normal business hours to Agent and any of its officers, employees and agents, as frequently as Agent determines to be appropriate, upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Agent shall have access at any and all times), to the properties, facilities and managers (whom Borrower shall instruct and authorize to cooperate with and provide requested information to Agent) of Borrower or any of its Subsidiaries;
(ii) permit Agent and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower's records, files and books of account; and (iii) permit Agent, to conduct audits to inspect, review and evaluate the Collateral, and Borrower agrees to render to Agent at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. If a Default or Event of Default shall have occurred and be continuing or if access is necessary to preserve or protect the Collateral as determined by Agent, Borrower shall provide such access to Agent and to each Lender at all times and without advance notice. Furthermore, so long as any Event of Default shall have occurred and be continuing, Borrower shall provide Agent and each Lender with access to their suppliers and customers. Borrower shall, and shall cause each of its Subsidiaries to, make available to Agent and its counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state and local regulatory agencies, and other instruments and documents which Agent may request. Borrower shall deliver any document or instrument reasonably necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to Agent such information and records as Agent may reasonably request. Agent will give Lenders at least ten (10) days' prior written notice of regularly scheduled audits. Representatives of other Lenders may accompany Agent's representatives on regularly scheduled audits at no charge to Borrower.

     1.11 Taxes.
          -----

          (a) Any and all payments by or on behalf of Borrower hereunder or under the Notes, or any other Loan Document, shall be made, in accordance with this Section 1.11, free and clear of and without deduction for any and all
     ------------
present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or any other Loan Document to the Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.11) Agent or Lenders,
                                                 ------------
as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrower shall make such deductions, and
(iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

          (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").
                             -----------

          (c) Borrower shall indemnify and pay, within ten (10) days of demand therefor, Agent and each Lender for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 1.11) paid by Agent or such
                                           ------------
Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

          (d) Within thirty (30) days after the date of any such payment of Taxes or Other Taxes, Borrower shall furnish to Agent, at its address referred to in Section 11.11, the original or a certified copy of a receipt evidencing
      -------------
payment thereof.

          (e) If Agent or any Lender subsequently receives from a taxing authority a refund of any Tax or Other Tax previously paid by Borrower and for which Borrower has indemnified Agent or any Lender pursuant to this Section
                                                                    -------
1.11, Agent or such Lender, as applicable, shall within thirty (30) days after
----
receipt of such refund, and to the extent permitted by applicable law, pay to Borrower the net amount of any such refund after deducting taxes and expenses attributable thereto.

          (f) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this
                  --------------
Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Agent a properly completed and executed IRS Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender
-------------------------
under this Agreement shall provide a Certificate of Exemption to Borrower and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person is unable to deliver a Certificate of Exemption.

     1.12  Additional Provisions.
           ---------------------

          (a) If any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the requirement that reduces the rate of return, the amount of that reduction and showing in reasonable detail the basis of the computation thereof submitted by such Lender to Borrower and to Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

          (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force or law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the law, regulation or request that results in such increased cost, the amount of such increased cost and showing in reasonable detail the basis of the computation thereof, submitted to Borrower and to Agent by such Lender, shall be conclusive and binding on Borrower for all purposes, absent manifest error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrower pursuant to this Section 1.12(b).
                                ---------------

          (c) Notwithstanding anything to contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through Agent,
(i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by Borrower to such Lender, together with interest accrued thereon, unless Borrower, within
                                                     ------
five (5) Business Days after the delivery of such notice and demand, converts all such Loans into a Loan bearing interest based on the Base Rate.

          (d) In order to induce each Lender to fund and maintain its share of any LIBOR Loan on the terms provided herein, and in consideration of each Lender's entering into funding arrangements from time to time in contemplation thereof, Borrower agrees that if any LIBOR Loan is repaid or prepaid in full or in part on any day other than the last day of the Interest Period therefor (if such repayment or prepayment is voluntarily made by Borrower), Borrower shall pay to any Lender, upon the request of such Lender, such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by such Lender in its sole judgment) by reason of the liquidation or re-employment of funds acquired or committed to be acquired by such Lender to fund or maintain its share of such LIBOR Loan, pursuant to such Lender's customary funding arrangements. The amount of any such loss or expense shall include the excess, if any, of (i) such Lender's cost or deemed cost of obtaining funding for the amount necessary to fund or maintain its share of such LIBOR Loan for the Interest Period applicable thereto over (ii) the return such Lender will receive on its re-employment of such funds, each as determined by such Lender in its sole judgment. Without limiting the generality of the foregoing, such Lender may compute such loss or expense on the basis of such funds having been borrowed by such Lender at a rate equal to the interest rate on United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the first (1st) day of the Interest Period in respect of such LIBOR Loan, and on the reinvestment by such Lender of such funds in United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the date of repayment or prepayment of such LIBOR Loan (or as such United States Treasury bill or note rates are quoted by such other nationally-recognized quote service as may be specified by Agent to the Borrower from time to time). Each such request shall be accompanied by a certificate of the requesting Lender setting forth in reasonable detail the basis for computing the amount of such loss or expense, and each such certificate shall, in the absence of manifest error, be conclusive.

          (e) The calculation of all amounts payable under this Agreement with respect to any LIBOR Loan shall be made as though each Lender had actually funded its share of such LIBOR Loan through the purchase of deposits in the relevant market and in an amount equal to the amount of its share of such LIBOR Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such loan from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided,
                                                                --------
however, that each Lender may fund its share of each of the LIBOR Loans in any manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable by Borrower under this Agreement with respect thereto.

     1.13  Security Interest in the Collateral.
           -----------------------------------

          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Agent and Lenders to enter into this Agreement and to make the Term Loan and the Acquisition Line Advances available to the Borrower, Borrower hereby grants to Agent, for itself and Lenders, a security interest in all of Borrower's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Borrower (including, without limitation, under any trade names, styles or divisions thereof), and whether owned, leased or consigned by or to Borrower, and regardless of where located:

               (i)     all Accounts;

               (ii)    all Chattel Paper;

               (iii)   all Contracts;

               (iv)    all Documents;

               (v)     all General Intangibles;

               (vi)    all Instruments;

               (vii)   all Inventory;

               (viii)  all Equipment;

               (ix)    all Intellectual Property;

               (x)     all Investment Property;

               (xi)    all money, cash or any Cash Equivalents of Borrower;

               (xii) all other Goods and interests in property of any kind, nature or description whatsoever, whether tangible or intangible, whether real or personal, and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Borrower and wherever located; and

               (xiii) to the extent not otherwise included, all Proceeds of any of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lenders as aforesaid, Borrower hereby grants to Agent, for itself and Lenders, a security interest in all property of Borrower held by

Agent including, without limitation, all property of every description now or hereafter in the possession or custody of, or in transit to Agent for any purpose, including safekeeping, collection or pledge, for the account of Borrower, or as to which Borrower may have any right or power.

     1.14.     Rights of Lender, Limitations on Obligations of Lender.
               ------------------------------------------------------

          (a) It is expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Agent shall have no obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting herein of a security interest herein or the receipt by Agent of any payment relating to any Contract or License pursuant hereto, nor shall Agent be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Upon repayment of all obligations to Revolving Lender and termination of the Revolving Credit Facility, Agent may after the occurrence and during the continuation of any Event of Default and without prior notice to Borrower, notify Account Debtors, parties to the Contracts, and obligors in respect of Instruments that the Accounts and the right, title and interest of Borrower in and under such Contracts and Instruments have been assigned to Agent, for itself and Lenders, and that payments shall be made directly to Agent. Upon the request of Agent, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments. Upon repayment of all obligations to Revolving Lender and termination of the Revolving Credit Facility, Agent may notify Account Debtors in respect of Chattel Paper that the right, title and interest of Borrower in and under such Chattel Paper have been assigned to Agent, for itself and Lenders, and that payments shall be made directly to Agent.

          (c) Agent shall have the right from time to time to make test verifications of the Accounts and physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance and information as Agent may require in connection therewith. Agent may at any time in Agent's own name or in the name of Borrower communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any Accounts, Contracts, Instruments or Chattel Paper. Upon the occurrence and continuation of any Event of Default, Borrower, at its own expense, shall cause the certified independent public accountant then engaged by Borrower, to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Borrower, at its own expense, shall cause its certified independent public accountants to deliver to Agent the results of any physical verification of all or any portion of its Inventory made or observed by such accountants when and if such verification is conducted.

     1.15 Single Loan.  All Loans to each Borrower and all of the other
          -----------
Obligations of each Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of that Borrower secured, until the Termination Date, by all of its Collateral.

     2.   CONDITIONS PRECEDENT

     2.1  Conditions to the Term Loan.  Notwithstanding any other provision of
          ---------------------------
this Agreement and without affecting in any manner the rights of Agent and Lenders hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Lenders shall not be obligated to advance the Term Loan, make any Acquisition Line Advance or to take, fulfill, or perform any other action hereunder, until the following conditions have been fulfilled to the satisfaction of Agent:

          (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent and Lenders.

          (b) Agent shall have received all the Loan Documents and such other documents, instruments, certificates, opinions and agreements as Agent shall request in connection with the transactions contemplated by this Agreement, including without limitation all documents, instruments, agreements and other materials listed in the Schedule of Documents each in form and substance satisfactory to Agent.

          (c) Agent shall have received evidence satisfactory to Agent that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, but not limited to, all requisite Governmental Authorities, to the terms and to the execution and delivery, of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

          (d) Agent shall have received evidence satisfactory to it that the insurance policies provided for in Section 5.5 and Annex D are in full force and
                                   -----------     -------
effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as appropriate, in favor of Agent, for itself and Lenders, and in form and substance satisfactory to Agent.

          (e) Borrower shall have paid all Fees, costs, and expenses of closing (including fees and expenses of consultants and counsel to Agent and Lenders presented as of the Closing Date).

          (f) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby and thereby and which, in Agent's sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

          (g) Agent, in its sole judgment, shall not have determined that (i) Borrower shall have made any Restricted Payment; (ii) any material increase in liabilities, liquidated or contingent, of Borrower or Holdings, or material decrease in the assets of Borrower or Holdings, shall have occurred since their respective last audited financial statements; (iii) any Material Adverse Effect shall have occurred since Borrower's last certified and audited financial statements; (iv) any material adverse effect on the industry of Borrower shall have occurred; or (v) any change in loan syndication, financial or capital markets conditions generally that would materially impair the ability of Agent to syndicate the Loans.

          (h) There exists no default or event of default under any of the Subordinated Notes.

          (i) Agent shall be satisfied, in its sole judgment, with the corporate, capital, tax, legal and management structure of each Loan Party, and shall be satisfied, in its sole judgment exercised reasonably, with the nature and status of all contractual obligations, securities, labor, tax, ERISA, employee benefit, environmental, health and safety matters, in each case, involving or affecting any Loan Party.

          (j) Agent shall have received evidence satisfactory to it that the Revolving Credit Facility is in full force and effect and shall have determined that immediately after giving effect to any reduction of principal outstanding under the Revolving Credit Facility, but without giving effect to the borrowing limits thereunder, the available funds under the Revolving Credit Facility (computed on the basis of all of the Borrower's current debts, obligations and accounts payable having been paid in due course) shall not be less than $15,000,000.

          (k) Agent shall be satisfied that the merger of Phillips with and into Borrower shall have been consummated on terms and pursuant to documents in form and substance satisfactory to Agent.

     2.2  Further Conditions to each Loan.  It shall be a further condition to
          -------------------------------
the funding of the initial Loans and each subsequent Acquisition Line Advance, and to the continuation of any Loan as a LIBOR Loan, that the following statements shall be true on the date of each such funding or continuation, as the case may be:

          (a) Each Loan Party's representations and warranties contained herein or in any of the Loan Documents shall be true and correct on and as of such date and the Closing Date as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein permitted or contemplated by this Agreement.

          (b) No event shall have occurred and be continuing, or would result from such funding or continuation, which constitutes a Default.

          (c) No event or circumstance having a Material Adverse Effect shall have occurred since the date hereof.

          (d) With respect to each Acquisition Line Advance, Agent, in its sole discretion, shall have determined that the proposed acquisition constitutes an Eligible Acquisition and Agent shall have received all documents, instruments, certificates and agreements, and evidence of all such matters, as Agent or any Lender shall request in connection with the applicable Eligible Acquisition; and Agent and Agent's counsel shall have conducted all such due diligence reviews, audits and investigations as they shall deem necessary or appropriate in connection therewith and Agent shall be satisfied, in its sole discretion, with all of the foregoing.

The request and acceptance by Borrower of the proceeds of any Acquisition Line Advance or the continuation of any Loan into, or as, a LIBOR Loan, as the case may be, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a confirmation by Borrower of the
     -----------
granting and continuance of the Agent's Liens pursuant to the Collateral Documents.

     3.   REPRESENTATIONS AND WARRANTIES

     To induce Agent and Lenders to enter into this Agreement and to make the Loans, Borrower represents and warrants to Agent and each Lender (each and all of which representations and warranties shall survive the execution and delivery of this Agreement) that:

     3.1  Corporate Existence; Compliance with Law.  Each Loan Party (i) is a
          ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (ii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (iv) is in compliance with its certificate or articles of incorporation and by-laws; and (v) is in compliance in all material respects with all applicable provisions of law.

     3.2  Executive Offices; Corporate or Other Names; FEIN.  The current
          -------------------------------------------------
locations of each Loan Party's executive offices and principal place of business is set forth in Schedule 3.2, and, except as set forth on Schedule 3.2, such
                ------------                              ------------
location has not changed during the preceding twelve months. During the prior five (5) years, except as set forth on Schedule 3.2, no Loan
                                       ------------

Party has been known as or used any corporate, fictitious or trade name other than the names of the Loan Parties set forth on Schedule 3.2. In addition,
                                                ------------
Schedule 3.2 lists the federal employer identification number of each Loan
------------
Party.

     3.3  Corporate Power; Authorization; Enforceable Obligations.  The
          -------------------------------------------------------
execution, delivery and performance by each Loan Party of the Loan Documents and all other instruments and documents to be delivered by such Loan Party hereunder and thereunder to the extent it is a party thereto and the creation of all Liens provided for herein and therein: (i) are within such Loan Party's corporate power; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party's certificates or articles of incorporation or by-laws or other organizational documents; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of Agent, on behalf of itself and Lenders, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section
                                                                        -------
2.1(c), all of which will have been duly obtained, made or complied with prior
------
to the Closing Date and which are in full force and effect. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of each Loan Party which is a party thereto and each shall then constitute a legal, valid and binding obligation of such Loan Party to the extent it is a party thereto, enforceable against such Loan Party in accordance with its terms.

     3.4  Financial Statements and Projections.  Borrower has delivered the
          ------------------------------------
financial statements and Projections identified on Schedule 3.4, and each such
                                                   ------------
financial statement and Projection complies with the description thereof contained on Schedule 3.4.
             ------------

     3.5  Material Adverse Change.  As of the date hereof, no Loan Party has any
          -----------------------
material obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the audited consolidated December 31, 1997 balance sheet of Holdings. As of the date hereof, there has been no material deviation from the Projections provided to Agent. Except as otherwise permitted hereunder or as set forth on

Schedule 3.5, no dividends, advances or other distributions have been declared,
------------
paid or made upon any Stock of Borrower and, since December 31, 1997, no shares of Stock of Borrower have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower. Since December 31, 1997, no event has occurred which would result in a Material Adverse Effect.

     3.6  Ownership of Property; Liens.  Except as described on Schedule 3.6,
          ----------------------------                          ------------
the real estate listed on Schedule 3.6 constitutes all of the real property
                          ------------
owned, leased, or used in its business by the Loan Parties. Each Loan Party holds (i) good and marketable fee simple title to all of its real estate described on

Schedule 3.6, (ii) valid and marketable leasehold interests in all of such Loan
------------
Party's Leases (both as lessor and lessee, sublessee or assignee) described on
Schedule 3.6 and (iii) good and marketable title to, or valid leasehold
------------
interests in, all of its other properties and assets. None of the properties and assets of any Loan Party are subject to any Liens, except (x) Permitted Encumbrances and Liens set forth on Schedule 6.7 and (y) from and after the
                                    ------------
Closing Date, the Lien in favor of Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents. Each Loan Party has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Loan Party's right, title and interest in and to all such real estate and other assets or property. Except as described on Schedule 3.6, (i) no Loan Party or,
                                           ------------
to Borrower's Knowledge, any other party to any such Lease described on Schedule
                                                                        --------
3.6 is in default of its obligations thereunder or has delivered or received any
---
notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease; no Loan Party owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by such Loan Party except as set forth on Schedule 3.6; and (iii) no portion of
                                          ------------
any real property owned or leased by any Loan Party has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its original condition. All material permits required to have been issued or appropriate to enable the real property owned or leased by any Loan Party to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect.

     3.7  Restrictions; No Default; Material Contracts.  No contract, lease,
          --------------------------------------------
agreement or other instrument to which any Loan Party is a party or by which it or any of its properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation has resulted in or will result in a Material Adverse Effect. No Loan Party is in default and, to Borrower's Knowledge, no third party is in default, under or with respect to any material contract, agreement, lease or other instrument to which any Loan Party is a party. No Default has occurred and is continuing.
Schedule 3.7, as supplemented from time to time by written disclosures to the
------------
Lender, sets forth a complete and accurate list of all Material Contracts of the Borrower and each of its Subsidiaries.

     3.8  Labor Matters.  Except as set forth on Schedule 3.8, there are no
          -------------                          ------------
strikes or other labor disputes against any Loan Party that are pending or, to Borrower's Knowledge, threatened. Hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which would have a Material Adverse Effect. All material payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party. Except as set forth on Schedule 3.8, no Loan
                                                         ------------
Party has any obligation under any collective bargaining agreement, management agreement, or any employment agreement, and a correct and complete copy of each agreement listed on Schedule 3.8 has been provided to Agent. There is no
                    ------------
organizing activity involving any Loan Party pending or, to Borrower's Knowledge, threatened by any labor union or group of employees. Except as set forth on Schedule 3.14, there are no representation proceedings pending or, to
         -------------
Borrower's Knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition, and, there are no complaints or charges against any Loan Party pending or threatened to be filed with any federal, state, local or foreign court, govern mental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party of any individual.

     3.9  Ventures, Subsidiaries and Affiliates; Outstanding Stock and
          ------------------------------------------------------------
Indebtedness.  Except as set forth on Schedule 3.9, Borrower has no
------------                          ------------
Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person. The Stock of each Loan Party owned by each of the stockholders thereof named on Schedule 3.9
                                                         ------------
constitutes all of the issued and outstanding Stock of such Loan Party. Except as set forth on Schedule 3.9, there are no outstanding rights to purchase
                ------------
options, warrants or similar rights or agreements pursuant to which any Loan Party may be required to issue, sell or purchase any Stock or other equity security. Schedule 3.9 lists all outstanding Stock of each Loan Party as of the
           ------------
Closing Date.  Schedule 6.3 lists all Indebtedness of each Loan Party as of the
               ------------
Closing Date.

     3.10 Government Regulation.  No Loan Party is (i) an "investment company"
          ---------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; (ii) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute that restricts or limits such Loan Party's ability to incur Indebtedness, pledge its assets, or to perform its obligations hereunder, or under any other Loan Document, and the making of the Loans by Lenders, the application of the proceeds and repayment thereof by each Loan Party, and the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     3.11 Margin Regulations.  No Loan Party is engaged in the business of
          ------------------
extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the Loans or any other extensions of credit under this Agreement will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Following application of the proceeds of each Loan, none of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 6.3, 6.7 or 6.22 will be Margin Stock. Borrower will not
              ------------------------
take or permit to be taken any action which might cause any Loan Document or any document or instrument delivered pursuant hereto or thereto violate any regulation of the Board of Governors of the Federal Reserve Board.

     3.12 Taxes.  All federal, state, local and foreign tax returns, reports and
          -----
statements, including, but not limited to, information returns (Form 1120-S) required to be filed by each Loan Party, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Each Loan Party has paid when due and payable all material Charges required to be paid by it.
Proper and accurate amounts have
been withheld by each Loan Party from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.12 sets forth those taxable years for which any of the
             -------------
tax returns of each Loan Party are currently being audited by the IRS or any other applicable Governmental Authority; and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding. Except as described in Schedule 3.12, no Loan Party has executed or filed with
                       -------------
the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. No Loan Party has filed a consent pursuant to IRC
Section 341(f) or agreed to have IRC Section 341(f) (2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC Section 341(f)(4)). None of the property owned by any Loan Party is property which is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). No Loan Party has agreed or been requested to make any adjustment under IRC Section 481
(a) by reason of a change in accounting method or otherwise. No Loan Party has any obligation under any written tax sharing agreement except as described on
Schedule 3.12.
-------------

     3.13 ERISA.  Schedule 3.13 lists all Plans maintained or  contributed to by
          -----   -------------
any Loan Party and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. IRS determination letters regarding the qualified status under Section 401 of the IRC of each Qualified Plan have been received as of the dates listed on Schedule 3.13. Each of the
                                                  -------------
Qualified Plans has subsequently been amended to comply with the Tax Reform Act of 1986 and to make other necessary or desirable changes. To the Knowledge of Borrower, the Qualified Plans as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of Section 501(a) of the IRC, and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan so amended will be submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the Knowledge of Borrower, each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. No Loan Party or other ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or
Section 302 of ERISA. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed $100,000.00, and copies of such latest projections have been provided to Agent; with respect to Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in Schedule
                                                                    --------

3.13, the present value of the liabilities for current participants thereunder
----
using interest assumptions described in IRC 411(a)(ii) does not exceed $100,000.00. No Loan Party has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan which would subject any such Person (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

          Except as set forth on Schedule 3.13:  (i) no Title IV Plan has any
                                 -------------
Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062 (e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the Knowledge of Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) any Loan Party or any ERISA Affiliate with respect to any Plan; (iv) no Loan Party or any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Loan Party or other ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant); (vii) each Loan Party or other ERISA Affiliate have complied with the notice and continuation coverage requirements of Section 4980B of the IRC and the proposed or final regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

     3.14 No Litigation.  Except as set forth on Schedule 3.14, no action, claim
          -------------                          -------------
or proceeding is now pending or, to the Knowledge of Borrower, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder or (ii) which if determined adversely, could have or result in a Material Adverse Effect. To the Knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

     3.15 Brokers.  Except as set forth on Schedule 3.15, no broker or finder
          -------                          -------------
acting on behalf of any Loan Party brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or the transactions contemplated by the Loan Documents and no

Loan Party has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.16 Patents, Trademarks, Copyrights and Licenses.  Except as otherwise set
          --------------------------------------------
forth on Schedule 3.16, each Loan Party owns all licenses, patents, patent
         -------------
applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 3.16. Each
                                                          -------------
Loan Party conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. Except as set forth on Schedule 3.16, to Borrower's Knowledge,
                                        -------------
there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any Loan Party.

     3.17 Full Disclosure.  No information contained in this Agreement, the
          ---------------
other Loan Documents, the Financials or any written statement furnished by or on behalf of any Loan Party or any Affiliate thereof pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including, without limitation, the Projections) furnished by or on behalf of Borrower and made available to Agent or any Lender relating to the financial condition, operations, business, properties or prospects of Borrower or any Subsidiary thereof (i) all facts stated as such therein are true and complete in all material respects, (ii) all facts upon which the forecasts or projections therein contained are based are true and complete in all material respects and no material fact was omitted therefrom, (iii) all assumptions made on that basis are reasonable under the circumstances and are disclosed therein, and (iv) the forecasts or projections are reasonably based on those facts and assumptions. With respect to any such forecasts or projections made available to Agent or any Lender after the Closing Date, the foregoing clauses (i) through (iv) shall be true and correct in all respects as of the date of such projections or forecasts.

     3.18 Hazardous Materials.  Except as set forth on Schedule 3.18 or routine
          -------------------                          -------------
operations in the ordinary course of business in compliance with applicable permits issued by a Governmental Authority, the Subject Property is free of any Hazardous Material. In addition, Schedule 3.18 discloses existing or potential
                                  -------------
environmental liabilities of each Loan Party of which Borrower, after due inquiry, has Knowledge, which could constitute or result in a Material Adverse Effect or Environmental Liabilities and Costs. Except as set forth on Schedule
                                                                       --------
3.18, no Loan Party has caused or suffered to occur any Release at, under, above
----
or within any Subject Property. No Loan Party is involved in operations which could lead to the imposition of any liability or Lien on it, or any owner of any premises which it occupies, under the Environmental Laws, and no Loan Party has permitted any tenant or occupant of such premises to engage in any such activity.

     3.19 Insurance Policies.  Schedule 3.19 lists all insurance of any nature
          ------------------   -------------
maintained for current occurrences by each Loan Party, as well as a summary of the terms of such insurance. Borrower covenants that such insurance complies with and shall at all times comply with the standards set forth on Annex D.
                                                                   -------

     3.20 Deposit and Disbursement Accounts.  Schedule 3.20 lists all banks and
          ---------------------------------   -------------
other financial institutions at which Borrower or any Subsidiary thereof maintains deposits and/or other accounts and/or post office lock boxes, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

     3.21          Subordinated Notes. None of the Subordinated Notes has been
                   ------------------
amended or modified in any respect and no provision therein has been waived, and no default or event of default under the Subordinated Notes has occurred and is continuing.

     3.22 Representations and Warranties Regarding the Collateral.
          -------------------------------------------------------

          (a) Borrower is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to Agent, for itself and Lenders under this Agreement and (ii) Permitted Encumbrances. Borrower will warrant and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of Agent, for itself and for Lenders, pursuant to this Agreement or (ii) such as relate to Permitted Encumbrances.

          (c) As a result of the filing of appropriate financing statements in the jurisdictions listed on Schedule 3.22(c) hereto, this Agreement is effective
                            ----------------
to create a valid and continuing Lien on and perfected security interest in favor of Agent, for itself and for Lenders, in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which Lien and security interest is prior to all other Liens except those Liens specifically designated on Schedule 6.7 as being prior to the Lien of this
                           ------------
Agreement as a matter of law, and is enforceable as such as against creditors of and purchasers from Borrower (other than purchasers of Inventory in the ordinary course of business). All action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to Agent, for itself and for Lenders, hereby in respect of each item of the Collateral has been duly accomplished.

          (d) Schedule 3.22(d) hereto lists all Instruments of Borrower.  All
              ----------------
action necessary or desirable to protect and perfect the security interest of Agent, for itself and for Lenders, granted hereby in each item set forth on
Schedule 3.22(d), including the delivery of all
----------------
originals thereof to Agent, for itself and for Lenders, has been duly taken (except as otherwise required by Revolving Lender in accordance with the terms of the Subordination Agreement between Agent and Revolving Lender). The security interest of Agent, for itself and for Lenders, in the Collateral listed on
Schedule 3.22(d) hereto is prior to all other Liens (except as otherwise
----------------
required by Revolving Lender in accordance with the terms of the Subordination Agreement between Agent and Revolving Lender) and is enforceable as such against creditors of and (except as provided by the Code) purchasers from Borrower.

          (e) Borrower's chief executive office, principal place of business, corporate offices, all warehouses and premises within which Collateral is stored or located, and the locations of all of its records concerning the Collateral are set forth on Schedule 3.22(c). Such Schedule 3.22(c) correctly identifies
                 ----------------        ----------------
any of such facilities or locations that are not owned by Borrower and sets forth the names of the owners and lessors or collateral of, and the holders of any mortgages on, such facilities and locations. Borrower shall not change its chief executive office, principal place of business, corporate offices, or warehouses or Collateral premises, or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to Agent and taking all actions deemed by Agent necessary or appropriate to protect and perfect Agent's interest in the Collateral.

          (f) (i) Each Account represents a bona fide sale of Inventory to
                                            ---- ----
customers in the ordinary course of Borrower's business completed in accordance with the terms and provisions contained in the documents available to Agent with respect thereto and is not evidenced by either a Document, Instrument or Chattel Paper; (ii) the amounts shown on any aged receivable trial balance delivered by Borrower to Revolving Lender pursuant to documents governing the Revolving Credit Facility and on Borrower's books and records and all invoices and statements which may be delivered to Revolving Lender with respect thereto are actually and absolutely owing to Borrower and are not in any way contingent;
(iii) there are no setoffs, claims or disputes existing or asserted with respect to any Account and Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (iv) to the best of Borrower's Knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the respective aged receivable trial balances, Borrower's books and records and all invoices and statements delivered to Revolving Lender with respect thereto; (v) to the best of Borrower's Knowledge, all Account Debtors have the capacity to contract; (vi) Borrower has received no notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and (vii) Borrower has no Knowledge that any Account Debtor is unable generally to pay its debts as they become due.

          (g) With respect to any Inventory, (i) such property is located at one of the locations set forth on Schedule 3.22(c), (ii) Borrower has good,
                              ----------------
indefeasible and marketable title to such property and such property is not subject to any Lien whatsoever, except for Permitted Encumbrances, (iii) such property is of good and merchantable quality, free from any defects, (iv) except as noted on Schedule 3.16, such property is not subject to any licensing,
            -------------
patent, royalty,
trademark, tradename or copyright agreements with any third parties, and (v) the completion of manufacture, sale or other disposition of such property by Agent following a Default shall not require the consent of any person (except, so long as the Revolving Credit Facility is in effect, Revolving Lender) and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which such property is subject (other than the documents governing the Revolving Credit Facility).

     3.23 Solvency.  Both before and after giving effect to (a) the Loans to be
          --------
made or extended on the Closing Date or such other date as Loans requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower, (c) any Acquisition and the consummation of the other transactions contemplated hereby and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is Solvent.

     4.  FINANCIAL STATEMENTS AND INFORMATION

     4.1  Reports and Notices.  Borrower covenants and agrees that from and
          -------------------
after the Closing Date and until the Termination Date, it shall deliver to the Agent and/or Lenders, as required, the Financial Statements, Projections and notices at the times and in the manner set forth on Annex C. Upon the request
                                                    -------
of any Lender, Agent shall forward such Financial Statements, Projections and notices to such Lender.

     4.2  Communication with Accountants.  Borrower (for itself and each
          ------------------------------
Subsidiary thereof) authorizes to Agent and, so long as a Default or Event of Default shall have occurred and be continuing, each Lender to communicate directly with its and its Subsidiaries' independent certified public accountants and tax advisors and authorizes those accountants to disclose to Agent and each Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower and each Subsidiary thereof. At or before the Closing Date, Borrower shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section 4.
                       ---------

     5.   AFFIRMATIVE COVENANTS

     Borrower covenants and agrees (for itself and its Subsidiaries) that, unless Agent shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     5.1  Maintenance of Existence and Conduct of Business.  Borrower shall (and
          ------------------------------------------------
shall cause each of its Subsidiaries to) (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its Intellectual Property, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only under the names set forth on Schedule 3.2.
   ------------

     5.2  Payment of Charges and Claims.  Borrower shall pay and discharge, or
          -----------------------------
cause to be paid and discharged in accordance with the terms thereof, (A) all Charges imposed upon it or any Subsidiary or its or their income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services or otherwise, which if unpaid might by law become a Lien on its property; provided, that Borrower or any Subsidiary shall
                               --------
not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP,
(iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding unless the full amount of such Charge or claim is covered by insurance satisfactory in all respects to Agent, and (vi) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower.

     5.3  Books and Records.  Borrower shall (and shall cause each Subsidiary
          -----------------
to) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials referred to in paragraph I of Schedule 3.4.
                                                                   ------------

     5.4  Litigation.  Borrower shall notify Agent in writing, promptly upon
          ----------
learning thereof, of any litigation, Claim or other action commenced or threatened against Borrower or any Subsidiary, and of the institution against any such Person of any suit or administrative proceeding which (i) may involve an amount in excess of $250,000.00 individually or in the aggregate or (ii) could have or result in a Material Adverse Effect if adversely determined.

     5.5  Insurance.
          ---------

          (a) Borrower shall, at its (or its Subsidiary's) sole cost and expense maintain or cause to be maintained, the policies of insurance in such amounts and as otherwise described in Annex D and Section 2.1(d). Borrower shall notify
                              -------     --------------
Agent promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline, except as specified otherwise on Annex D. Subject to
                                                          -------
the rights of Revolving Lender (so long as any amounts are outstanding under the Revolving Credit Facility or Revolving Lender has any commitment to advance funds thereunder) with respect to proceeds of losses or declines relating to Inventory, Borrower hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent for the benefit of Lenders (provided, however, that if the amount of the proceeds of any such loss or
 --------  -------
decline are less than $500,000, then upon Borrower's request, Agent shall deliver such proceeds to Borrower to be used solely to repair or replace the affected property). Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent, without waiving or releasing any Obligations or Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent deems advisable. All sums so disbursed, including attorneys' fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral.

          (b) Agent reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in the Lender's sole opinion, adequately protect interests of Agent and the Lenders. Borrower shall, if so requested by Agent, deliver to Agent, as often as Agent may request, a report of a reputable insurance broker satisfactory to Agent with respect to its insurance policies.

          (c) Borrower shall deliver to Agent endorsements to all of its and its Subsidiaries' (i) "All Risk" and business interruption insurance naming Agent, on behalf of itself and the Lenders, as loss payee, and (ii) general liability and other liability policies naming Agent, on behalf of itself and the Lenders, as additional insureds.

     5.6  Compliance with Laws.  Borrower shall (and shall cause each of its
          --------------------
Subsidiaries to) comply in all material respects with all federal, state and local laws, permits and regulations applicable to it, including, without limitation, those relating to licensing, environmental, ERISA and labor matters.

     5.7  Agreements.  Borrower shall (and shall cause each of its Subsidiaries
          ----------
to) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including, without limitation, any leases and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Borrower shall not (and shall not permit any of its Subsidiaries to) terminate or modify any provision of any agreement, contract, instrument or other document to which it is a party which termination or modification could have or result in a Material Adverse Effect. Borrower shall (and shall cause each of its Subsidiaries to) perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments, Documents and all other agreements constituting or giving rise to Collateral. Borrower shall not, without Agent's prior written consent, with respect to any of the Accounts, Chattel Paper, Instruments or amounts due under any Contract (i) grant any extension of the time of payment of any thereof, other than those granted in the ordinary course of business; (ii) compromise or settle the same for less than the full amount thereof (other than the compromise or settlement, for adequate consideration, of Accounts in the ordinary course of business consistent with past practices the aggregate amount of which Accounts does not exceed $100,000.00 in any Fiscal Year); (iii) release, in whole or in part, any Person liable for the payment thereof; or (iv) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business of Borrower.

     5.8  Supplemental Disclosure.  At the request of Agent (in the event that
          -----------------------
such information is not otherwise delivered by Borrower to Agent pursuant to this Agreement) but not more frequently than every three months, Borrower will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided however, that such supplement to such Schedule or
                    -------- -------
representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by Agent of any Default disclosed therein. Borrower shall, if so requested by Agent, furnish to Agent as often as it reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail, and, Borrower shall advise Agent promptly, in reasonable detail, of (i) any Lien, other than as permitted pursuant to Section
                                                                        -------
6.7, attaching to or asserted against any of the Collateral, (ii) any material
---
change in the composition of the Collateral and (iii) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or the Lien of the Agent, for the benefit of itself and Lenders, thereon.

     5.9  Environmental Matters.  Borrower shall
          ---------------------

          (i) comply with the Environmental Laws and permits applicable to it,

          (ii) notify Agent promptly after Borrower becomes aware of any Release upon any Subject Property, and

          (iii) promptly forward to Agent a copy of any order, notice, permit, application, or any communication or report received by any Loan Party in connection with any such Release or any other matter relating to the Environmental Laws that may affect any Subject Property or any Loan Party. The provisions of this Section 5.9 shall apply whether or not the Environmental
                   -----------
Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

     5.10 Landlord's and Mortgagee's Agreements.  Borrower shall obtain a
          -------------------------------------
landlord's agreement in form and substance acceptable to Agent from the lessor of any present or future leased premises of Borrower and mortgagee's agreement in form and substance acceptable to Agent from each mortgagee of a Loan Party, agreeing (among other things) to waive any lien any of said entities may have upon the Collateral.

     5.11 Certain Obligations Respecting Subsidiaries.  Borrower will, and will
          -------------------------------------------
cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a wholly owned Subsidiary. Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends or other Restricted Payments, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of any property or assets.

     5.12 Application of Proceeds.  Borrower shall use the proceeds of (i) the
          -----------------------
Term Loan as provided in Section 1.1(d); and (ii) the Acquisition Line Advances
                         --------------
as provided in Section 1.2(a).
               --------------

     5.13 Fiscal Year.  Borrower shall, and shall cause each Subsidiary to,
          -----------
maintain as its Fiscal Year the twelve month period ending on December 31 of each year.

     5.14 Casualty and Condemnation.
          -------------------------

          (a) Borrower shall promptly notify Agent of any loss, damage, or destruction to any Collateral or any real property owned by Borrower whether or not constituting Collateral (collectively, "Property") or arising from its use,
                                            --------
whether or not covered by insurance. Agent is hereby authorized to adjust losses and collect all insurance proceeds (related to the Collateral) directly. If, notwithstanding the provisions hereof which require that Agent, on behalf of itself and the Lenders, be the sole loss payee, a check or other instrument from an insurer is made payable to Borrower or Borrower and Agent jointly, Agent may endorse Borrower's name thereon and take such other action as Agent may elect to obtain the proceeds thereof. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may apply such proceeds to the reduction of the Obligations in the manner set forth in
Section 1.7 or, at Agent's option in its sole discretion, may permit or require
-----------
Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (c) below.

          (b) Borrower shall promptly upon learning of the institution of any proceeding for the condemnation or other taking of any of its Property, notify Agent of the pendency of such proceeding, and agrees that Agent may participate in any such proceeding and Borrower from time to time will deliver to Agent all instruments reasonably requested by Agent to permit such participation. Agent shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in
Section 1.7 or, at Agent's option in its sole discretion, may permit or require
-----------
Borrower to use such proceeds, or any part thereof, to replace, repair or restore such Collateral as provided in paragraph (c) below.

          (c) Any Collateral which is to be replaced, repaired or restored pursuant to paragraph (a) or (b) above shall be replaced, repaired or restored pursuant to such terms and conditions as Agent may require and with materials and workmanship of substantially as good a quality as existed before such loss or taking, and Borrower shall commence such replacement, repair or restoration as soon as practicable and proceed diligently with it until completion to Agent's satisfaction. Borrower shall provide to Agent written progress reports, other information and evidence of its compliance with the foregoing.

     5.15 Covenants Regarding the Collateral.
          ----------------------------------

          (a) Further Assurances; Pledge of Instruments.  At any time and from
              -----------------------------------------
time to time, upon the written request of Agent and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License (including, but not limited to software licenses) or Contract held by Borrower or in which Borrower has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder or under any other Loan Document, (iii) transferring Collateral to Agent's possession (if such Collateral consists of Documents, Instruments or Chattel Paper or if a security interest in such Collateral can be perfected only by possession, or if requested by Agent) (except as otherwise required by Revolving Lender in accordance with the terms of the Subordination Agreement between Agent and Revolving Lender) and (iv) using its best efforts to obtain waivers of liens from landlords and mortgagees (it being understood that Agent in its discretion may establish a reasonable reserve against availability under this Agreement until the same have been obtained). Borrower also hereby authorizes Agent to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon Borrower's receipt thereof.

          (b) Maintenance of Records.  Borrower shall keep and maintain, at its
              ----------------------
own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. All Chattel Paper shall be marked with the following legend (except as otherwise required by Revolving

Lender in accordance with the terms of the Subordination Agreement between Agent and Revolving Lender): "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, for itself and as agent for itself and certain other Lenders." As further security, Borrower agrees that Agent shall have a special property right and security interest in all of Borrower's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of a Default, Borrower shall deliver and turn over any such books and records to Agent or to its representatives at any time on demand of Agent. Prior to the occurrence of a Default and upon reasonable notice from Agent or the Lenders, Borrower shall permit any representative of Agent to inspect such books and records and shall provide photocopies thereof to Agent as more specifically set forth in Section
                                                                       -------
1.10 of this Agreement.
----

          (c) Continuous Perfection.  Borrower shall not change its name,
              ---------------------
identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code unless Borrower shall have given Agent at least thirty
(30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

          (d) Provisions Regarding Accounts.
              -----------------------------

          (i) Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in Borrower's business or extend or modify any Account (other than corrections of errors in the ordinary course of business). If Borrower becomes aware of any matter materially affecting any Account, including information regarding the Account Debtor's creditworthiness, and such Account could have a Material Adverse Effect, Borrower will promptly so advise Agent.

          (ii) Borrower shall not release, in whole or in part, the obligations of any Person liable for payment in respect of any Account nor shall Borrower, without Agent's written consent, accept any note or other Instrument (except a check or other Instrument for the immediate payment of money) for an amount in excess of $75,000.00, individually or in the aggregate, with respect to any Accounts of one Account Debtor. Any such Instrument shall be considered as evidence of the Account or Accounts and not payment thereof and (after termination of the Revolving Credit Facility and payment in full of all indebtedness thereunder) Borrower will promptly deliver such Instrument to Agent appropriately endorsed in favor of Agent, for the benefit of itself and the Lenders. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the maker thereof will remain liable thereon until such Instrument is paid in full.

          (iii) Borrower shall not, without Agent's prior written consent, compromise, settle or adjust any Account for less than the full amount thereof if the reduction in the amounts payable under any Accounts as a result of any such compromise, settlement or adjustment would exceed $75,000.00 in the aggregate in any Fiscal Year.

          (e) Provisions Regarding Inventory.  Borrower agrees that all
              ------------------------------
Inventory manufactured or processed by Borrower will be manufactured and processed in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Borrower will not, without Agent's written consent, sell any Inventory on a guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

          (f) Provisions Regarding Equipment.  Borrower represents and warrants
              ------------------------------
to and agrees with Agent that all of the Equipment is and will be used or held for use in Borrower's business. Borrower shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. Borrower shall promptly inform Agent of any material additions to or deletions from the Equipment. Borrower shall not permit any Equipment to become a fixture to real property or an accession to other personal property, unless Agent has a valid, perfected, and first priority Lien in such real or personal property. Borrower will not, without Agent's prior written consent, alter or remove any identifying symbol or number on the Equipment. Except as otherwise permitted pursuant to Section 6.8,
                                                                    -----------
Borrower shall not, without the prior written consent of Agent, sell, lease as a lessor, or otherwise dispose of any of the Equipment.

          (g) Provisions Regarding Trademark Collateral.
              -----------------------------------------

          (i) Borrower shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any Trademark that is material to the conduct of Borrower's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding Borrower's ownership of any Trademark which is material to the conduct of Borrower's business, its right to register the same, or to keep and maintain the same.

          (ii) In no event shall Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof without giving Agent prior written notice thereof, and, upon request of Agent, Borrower shall execute and deliver any and all agreements, instruments, documents and papers as Agent may request to evidence Agent's security interest in such Trademark and the General Intangibles, including the goodwill, of Borrower relating thereto or represented thereby.

          (iii) Borrower shall take all necessary actions to maintain and pursue each application, to obtain the relevant registration, and to maintain the registration of each of the Trademarks which is material to the conduct of Borrower's business, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

          (iv) In the event that any of the Collateral that is composed of Trademarks ("Trademark Collateral") is infringed upon, or misappropriated or
             --------------------
diluted by a third party, Borrower shall notify Agent promptly after Borrower learns thereof and shall, unless Borrower shall reasonably determine that such Trademark Collateral is not material to the conduct of Borrower's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Borrower shall reasonably deem appropriate under the circumstances to protect such Trademark Collateral.

          (h) Provisions Regarding Patents and Copyrights.
              -------------------------------------------

          (i) Borrower agrees not to divest its rights under a Patent or Copyright, without the prior written approval of Agent, and will take all action necessary or advisable to maintain each Patent or Copyright that directly contributes to five percent (5%) of Borrower's revenues.

          (ii) Borrower agrees, promptly upon learning of the same, to furnish Agent in writing with all pertinent information available to Borrower with respect to any infringement or other violation of Borrower's rights in any material Patent or Copyright, or with respect to any claim that practice of any material Patent or Copyright violates any property right of that party.
Borrower further agrees, absent direction of Agent to the contrary, to prosecute any person infringing any significant Patent or Copyright.

     5.16 Agent's Appointment as Attorney-in-Fact.
          ---------------------------------------

          (a) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, and at any time, to do the following:

          (i) in the name of Borrower, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

          (ii) continue any insurance existing pursuant to the terms of the Loan Documents, and pay all or any part of the premiums therefor and the costs thereof; and

          (iii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

          (b) Borrower hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Borrower, without notice to or assent by Borrower, upon the occurrence and during the continuation of an Event of Default, to do the following:

          (i) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

          (ii) pay or discharge taxes, liens, security interest, or other encumbrances levied or placed on or threatened against the Collateral;

          (iii) effect any repairs or obtain any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and costs thereof;

          (iv) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Agent or as Agent shall direct;

          (v) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

          (vi) settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Agent may deem appropriate;

          (vii) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

          (viii) commence and prosecute any suits, actions or proceedings of law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (ix) defend any suit, action or proceeding brought against Borrower with respect to any Collateral if Borrower does not defend such suit, action or proceeding or if

Agent believes that Borrower is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral;

          (x) license or, to the extent permitted by an applicable license, sublicense whether general, specific or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark throughout the world for such or terms on such conditions and in such manner as Agent shall, in its sole discretion, determine; and

          (xi) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Borrower's expense, at any time, or from time to time, all acts and things which Agent reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Lenders' Lien therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

          (c) Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 5.16 is a power coupled with
                                           ------------
an interest and shall be irrevocable until the Termination Date.

          (d) The powers conferred on Agent hereunder are solely to protect the Lenders' security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to Borrower for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (e) Borrower also authorizes Agent, at any time and from time to time, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts and other matters relating thereto and (ii) execute, in connection with the sale provided for in Section 8.2 hereof, any endorsements, assignments
                              -----------
or other instruments of conveyance or transfer with respect to the Collateral.

     5.17 Maintenance Covenant.  Borrower shall duly pay and discharge in
          ---------------------
accordance with Borrower's customary business practices in respect thereto, all current debts, obligations and accounts payable as they become due, except for such debts, obligations and accounts payable the validity of which are being contested in good faith by appropriate proceedings, diligently pursued and available to Borrower, with respect to which adequate reserves have been set aside on its books.

     5.18 Year 2000 Problems.
          ------------------

          On or prior to October 31, 1998, each Loan Party shall complete and deliver to Agent a Year 2000 Assessment, and on or prior to January 31, 1999, each Loan Party shall complete and deliver to Agent a Year 2000 Corrective Plan. On or prior to April 1, 1999, each Loan Party shall implement Year 2000 Corrective Actions. On or before May 31, 1999, each Loan Party shall complete Year 2000 Corrective Actions and Year 2000 Implementation Testing. On or before August 31, 1999, each Loan Party shall eliminate all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

     5.19 Interest Rate Protection.
          ------------------------

          Within one hundred twenty (120) days from the Closing Date, Borrower shall enter into an interest rate cap or other interest rate protection agreement covering at least 50% of the aggregate principal amount of Term Loan A, plus Term Loan B, plus Term Loan C then outstanding and having effective
   ----              ----
rates, maturity and other terms and conditions satisfactory to Agent.

     6.   NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and each Subsidiary) that, without the prior written consent of Agent and the Requisite Lenders, from and after the date hereof and until the Termination Date:

     6.1  Mergers, Subsidiaries, Etc.  Borrower shall not (and shall not permit
          ---------------------------
any of its Subsidiaries to), directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form or acquire any Subsidiary, provided, however, that the foregoing shall not prohibit
                        --------
a merger of a Person with and into Borrower consummated pursuant to an Eligible Acquisition on the date of an Acquisition Line Advance. Prior to forming any Subsidiary, Borrower shall (a) provide not less than thirty (30) days prior written notice to Agent, (b) take all actions requested by Agent to protect and preserve the Collateral, and (c) receive the prior written consent of Agent.

     6.2  Investments.  Borrower shall not (and shall not permit any of its
          -----------
Subsidiaries to), directly or indirectly, make or maintain any Investment except
(i) as otherwise permitted by Section 6.3 or 6.4; (ii) Investments outstanding
                              ------------------
on the date hereof and listed on Schedule 6.2; and (iii) advances constituting
                                 ------------
trade credit representing the purchase price of Inventory or supplies sold to any Person (other than a Subsidiary or Affiliate of Borrower) in the ordinary course of business and payable on terms not exceeding one hundred twenty (120) days.

     6.3  Indebtedness.  Borrower shall not (and shall not permit any of its
          ------------
Subsidiaries to) create, incur, assume or permit to exist any Indebtedness, except (i) the Obligations; (ii) Deferred Taxes; (iii) the Subordinated Notes;
(iv) Capital Lease Obligations permitted under clause (iv) of

Section 6.7 and Indebtedness secured by purchase money Liens permitted under
-----------
clause (iv) of Section 6.7 in a maximum aggregate amount outstanding not to
               -----------
exceed $1,000,000; (v) Indebtedness under the Revolving Credit Facility, (vi) the McQuiddy Note, (vii) Indebtedness owing to any of its Affiliates in an aggregate amount not to exceed $500,000; and (viii) other Indebtedness set forth on Schedule 6.3.
   ------------

     6.4  Affiliate and Employee Loans and Transactions; Employment Agreements.
          --------------------------------------------------------------------
Except as otherwise expressly permitted hereunder, Borrower shall not (and shall not permit any of its Subsidiaries to) enter into any management agreements, service agreements, lending, borrowing or other commercial transaction with any of its Subsidiaries, Affiliates, officers, directors or employees, including, without limitation, payment of any management, consulting, advisory or similar fee; provided, however, Borrower may (i) on the date of any Acquisition Line
     --------  -------
Advance, extend a loan to Holdings to enable Holdings to pay a portion of the amount due to the applicable Sellers, such loan to be evidenced by a promissory note executed by Holdings and payable to Borrower, (ii) extend loans to its officers, directors and employees in a maximum aggregate principal amount outstanding at any time for all officers, directors and employees of $250,000.00, except as stated on Schedule 6.4, (iii) incur Indebtedness owing to
                                 ------------
any of its Affiliates as described in clause (vii) of Section 6.3; and (iv)
                                      ------------    -----------
extend loans to Harperprints in a maximum aggregate amount outstanding not to exceed $150,000, such loans to be evidenced by a promissory note executed by Harperprints and payable to Borrower. Set forth on Schedule 6.4 is a list of
                                                    ------------
all such management agreements, service agreements, lending, borrowing or other commercial transactions existing or outstanding as of the Closing Date.

     6.5  Capital Structure and Business.  Except as permitted under Section
          ------------------------------                             -------
5.1, Borrower shall not (and shall not permit any of its Subsidiaries to) (i) make any changes in its business objectives, purposes, or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 3.9 and Schedule 6.3 (including, without limitation, the
             ------------     ------------
issuance or recapitalization of any shares of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock),
(iii) amend its articles or certificate of incorporation, charter, by-laws or other organizational documents, or (iv) engage in any business other than the business currently engaged in by such Person.

     6.6  Guaranteed Indebtedness.  Borrower shall not (and shall not permit any
          -----------------------
of its Subsidiaries to) incur any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of such Person or (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement for Borrower to incur (and such Guaranteed Indebtedness shall be treated as a primary obligation for all purposes hereof).

     6.7  Liens.  Borrower shall not (and shall not permit any of its
          -----
Subsidiaries to) create or permit to exist any Lien on any of its properties or assets except for (i) presently existing or hereafter created Liens in favor of Agent, for the benefit of itself and the Lenders, to secure the Obligations;
(ii) Liens set forth on Schedule 6.7 existing on the Closing Date; (iii)
                        ------------
Permitted Encumbrances; (iv) purchase money liens or purchase money security interests upon or in

Equipment acquired by Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Equipment or to secure Indebtedness or Capital Lease Obligations permitted under Section 6.3 incurred
                                                          -----------
solely for the purpose of financing the acquisition of such Equipment, so long as such Equipment is not a component, part or accessory installed on, or an accession, addition or attachment to, any other Equipment or other property of Borrower or any Subsidiary thereof (except other Equipment on which a security interest exists under this clause); and (v) extensions, renewals and replacements of Liens referred to in clauses (ii) and (iv) above, provided that
                                     ------- ----     ----
any such extension, renewal or replacement Lien is limited to the property or assets covered by the Lien extended, renewed or replaced and does not secure Indebtedness in an amount greater than the amount of the outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement; provided that Borrower shall not create or permit any Lien to exist
             --------
on any of the Stock of Borrower's Subsidiaries or any of Borrower's Accounts (other than Liens described in clause (i) above).
                               ----------

     6.8  Sale of Assets.  Borrower shall not (and shall not permit any of its
          --------------
Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including, without limitation, any Collateral; provided, however, that the foregoing shall not prohibit (i) the sale of
--------  -------
Inventory in the ordinary course of business; (ii) the sale or disposition of any assets which have become obsolete or surplus to the business of Borrower or any of its Subsidiaries which either (x) give rise to Net Proceeds which do not exceed $250,000 per year, in the aggregate, or (y) have a depreciated value according to Agent's internal analysis which does not exceed $250,000 in the aggregate; or (iii) the sale or disposition of assets which either (x) give rise to Net Proceeds which do not exceed (A) $10,000 individually, or (B) $250,000 per year, in the aggregate, or (y) have a depreciated value according to Agent's internal analysis which does not exceed (A) $10,000 individually, or (B) $250,000 per year, in the aggregate.

     6.9  Material Contracts.  Borrower shall not (and shall not permit any of
          ------------------
its Subsidiaries to) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach any Material Contract, or take any other action in connection with any Material Contract that would have a Material Adverse Effect.

     6.10 ERISA.  Neither Borrower nor any ERISA Affiliate shall acquire any new
          -----
ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multiemployer Plan and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower nor any ERISA Affiliate shall permit or suffer any condition set forth on Schedule 3.13 to cease to be met and satisfied
                                  -------------
at any time; terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to Borrower; (b) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; at any time fail to provide the Agent with copies of any Plan documents or governmental reports or filings, if reasonably requested by Agent.

     6.11 Financial Covenants.  Borrower shall not breach or fail to comply
          -------------------
with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied (and based upon the financial statements delivered hereunder):

          (a) Interest Coverage Ratio.  Holdings shall maintain an Interest
              -----------------------
Coverage Ratio of not less than the ratio set forth below corresponding to the applicable Fiscal Quarter set forth below:

                 Fiscal                             Minimum Interest
                 Quarter                                Coverage
                 Ending                                  Ratio
                ----------                          ----------------
                31-Dec-98                               1.90:1.0
                31-Mar-99                               1.90:1.0
                30-June-99                              1.90:1.0
                30-Sep-99                               2.25:1.0
                31-Dec-99                               2.25:1.0
                31-Mar-00                               2.25:1.0
                30-June-00                              2.25:1.0
                30-Sep-00                               2.25:1.0
                31-Dec-00                               2.50:1.0
                31-Mar-01                               2.50:1.0
                30-June-01                              2.50:1.0
                30-Sep-01                               2.50:1.0
                31-Dec-01                               3.00:1.0
                31-Mar-02                               3.00:1.0
                30-June-02                              3.00:1.0
                30-Sep-02                               3.00:1.0
                31-Dec-02                               3.25:1.0

          (b) Capital Expenditures.  Holdings shall not make aggregate non-
              --------------------
financed Capital Expenditures (excluding any Capital Expenditures made by Borrower pursuant to Section 5.14 to replace, repair or restore any Property
                     ------------
subject to any loss or taking described therein) in any Fiscal Year in excess of the amount set forth below for such Fiscal Year, determined on a consolidated basis in accordance with GAAP:

               Fiscal Year                           Maximum Amount of
                 Ending                            Capital Expenditures
                  1998                                 $3,000,000
                  1999                                 $4,000,000
                  2000                                 $5,000,000
                  2001                                 $6,000,000
                  2002                                 $6,000,000

          (c) Net Worth.  Holdings shall maintain, on a consolidated and
              ---------
consolidating basis, at all times, a Net Worth of not less than the sum of (i) $31,750,000, plus (ii) 85% of the cumulative Net Income, if positive for any
             ----
Fiscal Quarter, i.e. exclusive of negative Net Income for any Fiscal Quarter,

plus (iii) all net proceeds from any equity issuance.
----

     6.12 Hazardous Materials.  Except as set forth in Schedule 3.18, Borrower
          -------------------                          -------------
shall not and shall not permit any of its Subsidiaries or any other Person within the control of Borrower to (a) cause or permit a Release of Hazardous Material on, under in or about any Subject Property; (b) use, store, generate, treat or dispose of Hazardous Materials, except in compliance with Environmental Laws; or (c) transport any Hazardous Materials to or from any Subject Property, except in compliance with Environmental Laws.

     6.13 Sale-Leasebacks.  Borrower shall not (and shall not permit any of its
          ---------------
Subsidiaries to) engage in any sale-leaseback or similar transaction involving any of its property or assets.

     6.14 Cancellation of Indebtedness.  Borrower shall not (and shall not
          ----------------------------
permit any of its Subsidiaries to) cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or voluntarily prepay any Indebtedness (other than the Obligations).

     6.15 Restricted Payments.  Borrower shall not make any Restricted Payment
          -------------------
to any Person and Borrower shall not permit any Subsidiary to make any Restricted Payment other than to Borrower, provided, however, that Borrower may
                                           --------  -------
pay dividends or payment of fees to Holdings made solely to enable Holdings to pay (i) officers' salaries pursuant to applicable Employment Agreements and operating expenses (including without limitation rental payments on leased real property), (ii) interest on the Subordinated Indebtedness payable to the Sellers (other than the McQuiddy Sellers) in accordance with the terms of the Subordination Agreements, or (iii) principal and interest on the McQuiddy Note when due pursuant to the terms thereof.

     6.16 Real Property Leases.  Borrower shall not (and shall not permit any of
          --------------------
its Subsidiaries to) enter into or renew (by amendment, modification or otherwise) any Lease other than renewals of existing Leases upon substantially the same terms as are in effect on the Closing Date.

     6.17 Bank Accounts.  Borrower shall not (and shall not permit any of
          -------------
its Subsidiaries to) maintain any deposit, operating or other bank accounts except for those accounts identified on Schedule 3.20.
                                        -------------

     6.18 Subordinated Notes.  Neither Borrower nor any of its Subsidiaries
          ------------------
shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any payment (scheduled, voluntary or other) of principal of or interest on, or any other amount owing in respect of, any Subordinated Notes, except that, so long as no Default shall have occurred and be continuing (or would occur as a result of any such payment), Borrower may, on regularly scheduled interest payment dates (which shall be no more frequent than quarterly, unless Agent otherwise consents), make payments of interest on the Subordinated Notes at the interest rate listed on each Subordinated Note respectively, subject to satisfaction of the following conditions: (i) no Default shall have occurred and be continuing (or would occur as a result of such payment) on the date of such payment; (ii) Borrower shall have provided Agent evidence reasonably satisfactory in the judgment of Agent that the condition set forth in the foregoing clause (i) will be satisfied on and as of the date of such payment; and (iii) upon Agent's request, Borrower shall have given Agent at least five (5) Business Days prior written notice of its intention to make any such payment. Borrower will not consent to any amendment, modification, supplement or waiver of any of the provisions of the Subordinated Notes or the McQuiddy Note.

     6.19 No Speculative Transactions.  Borrower shall not (and shall not permit
          ---------------------------
any of its Subsidiaries to) engage in any speculative transaction or any transaction involving commodity options or futures contracts (other than in the ordinary course of business consistent with past practice).

     6.20 Margin Regulations.  Borrower shall not use the proceeds of any Loan
          ------------------
to purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     6.21 Limitation on Negative Pledge Clauses.  Borrower shall not (and shall
          -------------------------------------
not permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person, other than Agent and the Lenders pursuant to a Loan Document or the Revolving Lender pursuant to a document governing the Revolving Credit Facility, which prohibits or limits the ability of Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

     6.22 Accounting Changes.  Borrower shall not (and shall not permit any of
          ------------------
its Subsidiaries to) make, any significant change in accounting treatment and reporting practices except for changes concurred in by Borrower's independent public accountants and approved by Agent.

     6.23 EBITDA.  Borrower shall not permit the EBITDA of Holdings,
          ------
determined on a consolidated basis in accordance with GAAP, at the end of each Fiscal Quarter set forth below to be less than the corresponding amount set forth below:

                            Date        Amount
                        ------------  -----------
                        31-Mar-98     $ 3,000,000
                        30-June-98    $ 8,200,000
                        30-Sep-98     $12,400,000
                        31-Dec-98     $16,000,000

     6.24 Fixed Charge Coverage Ratio.  Borrower shall not permit the Fixed
          ---------------------------
Charge Coverage Ratio of Holdings, determined on a consolidated basis in accordance with GAAP, at the end of each Fiscal Quarter set forth below to be less than the corresponding ratio set forth below:

                         Fiscal Quarter Ending    Ratio
                        -----------------------  --------
                        31-Dec-98                1.10:1.0
                        31-Mar-99                1.10:1.0
                        30-June-99               1.10:1.0
                        30-Sep-99                1.10:1.0
                        31-Dec-99                1.10:1.0
                        31-Mar-00                1.10:1.0
                        30-June-00               1.10:1.0
                        30-Sep-00                1.10:1.0
                        31-Dec-00                1.15:1.0
                        31-Mar-01                1.15:1.0
                        30-June-01               1.15:1.0
                        30-Sep-01                1.15:1.0
                        31-Dec-01                1.20:1.0
                        31-Mar-02                1.20:1.0
                        30-June-02               1.20:1.0
                        30-Sep-02                1.20:1.0
                        31-Dec-02                1.20:1.0

     6.25  Leverage Ratio. Borrower shall not permit the Leverage Ratio at the
           --------------
end of each Fiscal Quarter set forth below to be more than the corresponding ratio set forth below:

                         Fiscal Quarter Ending    Ratio
                        -----------------------  --------
                        30-June-98               5.00:1.0
                        30-Sep-98                5.00:1.0
                        31-Dec-98                4.75:1.0
                        31-Mar-99                4.75:1.0
                        30-June-99               4.75:1.0
                        30-Sep-99                4.75:1.0
                        31-Dec-99                4.25:1.0
                        31-Mar-00                4.25:1.0
                        30-June-00               4.25:1.0
                        30-Sep-00                4.25:1.0
                        31-Dec-00                3.75:1.0
                        31-Mar-01                3.75:1.0
                        30-June-01               3.75:1.0
                        30-Sep-01                3.75:1.0
                        31-Dec-01                3.50:1.0
                        31-Mar-02                3.50:1.0

                        30-June-02               3.50:1.0
                        30-Sep-02                3.50:1.0
                        31-Dec-02                3.50:1.0

     7.  TERM

     7.1 Duration.  The financing arrangement contemplated hereby shall be in
         --------
effect until the Termination Date. On the Termination Date, the Acquisition Line Commitment shall terminate and the Term Loan, Acquisition Line Advances and all other Obligations shall immediately become due and payable in full, in cash.

     7.2  Survival of Obligations.  Except as otherwise expressly provided for
          -----------------------
in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of any Loan Party, or the rights of Agent and Lenders relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon any Loan Party, and all rights of Agent and each Lender, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

     8.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     8.1  Events of Default.  The occurrence of any one or more of the following
          -----------------
events (regardless of the reason therefor) shall constitute an "Event of
                                                                --------
Default" hereunder:

          (a) Borrower shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including, without limitation, any payment of principal of, or interest on, the Term Loan or Acquisition Line Advances, and the same shall remain unpaid for a period ending three (3) days after the date such payment was due and payable or declared due and payable.

          (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 6, Section 5.9, Section 5.5 or Section 5.1, or any of
                  ---------  -----------  -----------    -----------
the provisions set forth on Annex C.
                            -------

          (c) Any Loan Party shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in paragraph (a) or (b) above) or of any of the other Loan Documents, and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after Borrower shall receive written notice of any such failure from Agent or thirty (30) days after any Loan Party shall become aware thereof.

          (d) A default shall occur under any other agreement, document or instrument to which any Loan Party is a party or by which any such Person or its property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise, and after giving effect to any applicable grace or cure period) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of such Person in an aggregate amount exceeding $250,000.00 or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $250,000.00, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

          (e) Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to Agent or any Lender by any Loan Party shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to Section 2.2
                                                                     -----------
and Section 4).
    ---------

          (f) Any of the assets of any Loan Party shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Loan Party and shall remain unstayed or undismissed for sixty
(60) consecutive days; or any Person other than a Loan Party shall apply for the appointment of a receiver, trustee or custodian for any Loan Party's assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Loan Party shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

          (g) A case or proceeding shall have been commenced against any Loan Party in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan Party or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of any Loan Party and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

          (h) Any Loan Party shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law,
(ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Loan

Party or of any substantial part of any Loan Party's properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

          (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $250,000.00 in the aggregate shall be rendered against any Loan Party, unless the same shall be (i) fully covered by insurance in accordance with Section 5.5, or (ii) vacated,
                                              -----------
stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment.

          (j) There shall occur any Material Adverse Effect since the Closing Date which shall not have been cured (or waived by the Lender) within ten days of notice thereof from Agent to Borrower.

          (k) Any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms; or any Lien created under any Collateral Document shall cease to be a valid and perfected Lien having the first priority (except to the extent provided in the Subordination Agreement between Borrower and Revolving Lender) in any of the Collateral purported to be covered thereby.

          (l) John P. Miller ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of Borrower.

          (m) Ron McKinney ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from B & M Printing, Inc. and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (n) Either Ed Cox or Russ Gordon ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Lithograph Printing of Memphis, Inc. and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (o) Cary Rosenthal ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Phoenix Communications, Inc. and King Mailing Services, Inc. and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (p) Holdings ceases for any reason whatsoever to employ individuals acceptable to Agent in each of the following positions and any such position is not filled by an individual satisfactory to Agent within sixty (60) days thereafter: Chief Financial Officer, Senior Vice President-Marketing and Chief Operating Officer.

          (q) There shall occur a Change of Control.

          (r) There shall occur any "Event of Default" under and as defined in the Subordinated Notes.

          (s) An event or condition specified in Section 6.10 hereof shall occur
                                                 ------------
or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower, any Subsidiary thereof or any ERISA Affiliate shall incur or in the opinion of the Agent shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) in excess of $100,000.00 in the aggregate.

          (t) The occurrence of a default under the provisions of any of the other Loan Documents and expiration of any cure or grace period applicable thereto.

          (u) The liquidation, termination or dissolution of the Borrower or Holdings without the prior written consent of the Lender.

          (v) The repudiation of any guaranty of the Obligations by any Guarantor.

          (w) Either Joseph M. Jensen, Alan R. Bartel or Victor Giampietro ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from The Argus Press, Inc. and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (x) Either H. Henry Hederman, Jr. or Gerry Barrick ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the division of the Borrower acquired from Hederman Brothers, Inc. and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (y) Either Web McQuiddy or David L. McQuiddy, III ceases for any reason whatsoever (other than as a result of his death) to be actively engaged in the management of the McQuiddy Division and not replaced by an individual acceptable to Agent within a reasonable period of time.

          (z) Harperprints shall not have merged with and into Borrower on terms and pursuant to documents in form and substance satisfactory to Agent on or before the earlier of (i) the expiration or termination of the repurchase option granted to the Harperprints Sellers pursuant to that certain Stock Purchase Agreement dated as of March 31, 1998, among Holdings and the Harperprints Sellers, and (ii) July 1, 1999.

     8.2  Remedies.
          --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may (and at the request of Requisite Lenders shall) without notice except as expressly provided herein, increase the rate of interest applicable to the Loans and the other Obligations, effective as of the date of the occurrence of the Default giving rise to such Event of Default, to the Default

Rate as provided in Section 1.4(d).  If any Event of Default shall have
                    --------------
occurred and be continuing Agent may (and at the request of Requisite Lenders shall), without notice, take any one or more of the following actions:
(a) terminate the Acquisition Line Commitment whereupon Lenders' obligation to make further Acquisition Line Advances shall terminate; or (b) declare all or any portion of the Obligations to be forthwith due and payable whereupon such Obligations shall become and be due and payable; or (c) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the
                                                --------  -------
occurrence of an Event of Default specified in Section 8.1 (f), (g) or (h), the
                                               ---------------------------
rate of interest applicable to all Obligations shall be increased automatically to the Default Rate as provided in Section 1.4(d), and Acquisition Line
                                   --------------
Commitment shall immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by any Person.

          Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Borrower where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Borrower notice and opportunity for a hearing on Lender's claim or action, and without paying rent to Borrower, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit and the benefit of Lenders the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Agent shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Agent deems necessary or advisable.

          Borrower further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall reasonably select, whether at Borrower's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of the Collateral, Agent shall have the right to use or operate the Collateral on behalf of Lenders, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to the Collateral while the Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Agent's remedies with respect to such appointment without prior notice or hearing. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in paragraph (d) below, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the Code (but only after Agent has received what Agent considers reasonable proof of a subordinate party's security interest), need Agent account for the surplus, if any, to Borrower. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such which may arise out of the gross negligence or willful misconduct of such party. Borrower agrees that five (5) days' prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent, for itself and Lenders is entitled, Borrower also being liable for any attorneys' fees incurred by Agent to collect such deficiency.

          (b) Borrower agrees to pay any and all costs of Agent, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (c) Except as otherwise specifically provided herein, Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Agent upon receipt, in the following order of priorities:

          First, the payment in full of reasonable expenses of Agent in
          -----
connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Agent in connection therewith, including reasonable attorney's fees;

          Second, to the ratable payment of accrued but unpaid interest on the
          ------
Obligations;

          Third, to the ratable payment of unpaid principal of the Obligations;
          -----

          Fourth, to the ratable payment of all other Obligations until all
          ------
other Obligations shall have been paid in full; and

          Finally, to payment to Borrower, or its successors or assigns, or as a
          -------
court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     8.3  Grant of License to Use Patent and Trademark Collateral.  For the
          -------------------------------------------------------
purpose of enabling Agent to exercise rights and remedies under Section 8.2
                                                                -----------
hereof (including, without limiting the terms of Section 8.2 hereof, in order to
                                                 -----------
take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, Borrower hereby grants to Agent, for the benefit of itself and Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Patent, Trademark, Copyrights or trade secret now owned or hereafter acquired by Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

     8.4  Waivers by Borrower.  Except as otherwise provided for in this
          -------------------
Agreement and applicable law to the full extent permitted by applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent or Lenders on which Borrower may in any way be liable, and Borrower hereby ratifies and confirms whatever Agent or Lenders may do in this regard, (ii) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevin, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of its remedies, and (iii) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.

     9.   SUCCESSORS AND ASSIGNS

     9.1  Successors and Assigns.  This Agreement and the other Loan Documents
          ----------------------
shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of Agent and Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

     10. ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

          10.1 Assignment and Participations
               -----------------------------

     (a) The Loan Parties signatory hereto consent to any Lender's assignment of, and/or sale of participations in, at any time or times, the Loan Documents, Loans and any Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Any assignment by a Lender shall (i) require the consent of Agent (which shall not be unreasonably withheld or delayed) and the execution of an assignment agreement (an "Assignment Agreement") substantially in the form
                             --------------------
attached hereto as Exhibit B and otherwise in form and substance satisfactory
                   ---------
to, and acknowledged by, Agent; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that (x) it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof, and (y) that it, or its parent, has assets in excess of $100,000,000; (iii) if a partial assignment to a Person other than a Lender, be in an amount at least equal to $5,000,000 and, after giving effect to any such partial assignment, the assigning Lender shall have retained Commitments in an amount at least equal to $5,000,000; and
(iv) include a payment to Agent of an assignment fee of $3,500. In the case of an assignment by a Lender under this Section 10.1, the assignee shall have, to
                                     ------------
the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrower and Borrower shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this Section 10.1(a), any Lender may
                                                 ---------------
at any time pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided, however, that
                                                        --------  -------
no such pledge to a Federal Reserve Bank shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

     (b) Any participation by a Lender of all or any part of its Commitments shall be made with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.9, 1.10, 1.11 and 10.7, Borrower
                                    ------------  ----  ----     ----
acknowledges and agrees that a participation shall give rise to a direct obligation of Borrower to the participant and the participant shall be considered to be a "Lender". Except as set forth in the preceding sentence neither Borrower nor any Loan Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

     (c) Except as expressly provided in this Section 10.1, no Lender shall, as
                                              ------------
between Borrower and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

     (d) Each Loan Party executing this Agreement shall assist any Lender permitted to sell assignments or participations under this Section 10.1 as
                                                           ------------
reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested (provided, however, that no such document, agreement, note or instrument shall
---------  -------
modify the economic terms of the Loans to the detriment of Borrower or increase any Loan Party's obligations under any Loan Document) and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Loan Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Loan Parties and their affairs contained in any selling materials provided by them and all other information provided by them and included in such materials, except that any Projections delivered by Borrower shall only be certified by Borrower as having been prepared by Borrower in compliance with the representations contained in Section 3.4.
                                                    -----------

     (e) A Lender may furnish any information concerning Loan Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

     (f) So long as no Event of Default shall have occurred and be continuing, no Lender shall assign or sell participations in any portion of its Loans or Commitments to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under Section 1.12(a), increased
                                                  ---------------
costs under Section 1.12(b), an inability to fund LIBOR Loans under Section
            ---------------                                         -------
1.12(c), or withholding taxes in accordance with Section 1.11(a).
-------                                          ---------------

     10.2.  Appointment of Agent.  GE Capital is hereby appointed
            --------------------
to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 10.2 are solely for the benefit of
                                   ------------
Agent and Lenders and no Loan Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Loan Party or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this

Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

          If Agent shall request instructions from Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, Requisite Acquisition Line Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of Agent, expose Agent to Environmental Liabilities and Costs or (c) if Agent shall not first be indemnified to its reasonable satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders, Requisite Acquisition Line Lenders or all affected Lenders, as applicable.

     10.3  Agent's Reliance, Etc.  Neither Agent nor any of its Affiliates nor
           ---------------------
any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Loan Party or to inspect the Collateral (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     10.4  GE Capital and Affiliates.  With respect to its Commitments
           -------------------------
hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Loan Party, any of their Affiliates and any Person who may do business with or own securities of any Loan Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. GE Capital has also purchased certain equity interests in Holdings and received a warrant from Holdings, which is a corporation which currently owns one hundred percent (100%) of the outstanding Stock of Borrower. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans, GE Capital as a stockholder, and/or warrant holder of Holdings, and GE Capital as Agent.

     10.5 Indemnification. Lenders agree to indemnify Agent (to the extent not
          ---------------
reimbursed by Loan Parties and without limiting the obligations of Borrower hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Loan Parties.

     10.6  Successor Agent.  Agent may resign at any time by giving not less
           ---------------
than thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the

Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

     10.7  Setoff and Sharing of Payments.  In addition to any rights now or
           ------------------------------
hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any Guarantor (regardless of whether such balances are then due to Borrower or such Guarantor) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower or any Guarantor against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower and each Loan Party that is a Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and
(b) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

     10.8  Advances; Payments; Non-Funding Lenders; Information; Actions in
           ----------------------------------------------------------------
Concert.
-------
          (a) Advances; Payments. (i) Agent shall notify Acquisition Line
              ------------------
Lenders, promptly after receipt of a notice of Acquisition Line Advance by telecopy, telephone or other similar form of transmission. Each Acquisition Line Lender shall make the amount of such Lender's Pro Rata Share of such Acquisition Line Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex E not later than 11:00 a.m. (New York time) on the
                        -------
requested funding date. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Acquisition Line Advance to the Borrower in the notice of Acquisition Line Advance. All payments by each Acquisition Line Lender shall be made without setoff, counterclaim or deduction of any kind.

         (ii) On the second (2nd) Business Day of each calendar week or more frequently as aggregate cumulative payments in excess of $2,000,000 are received with respect to the Loans (each, a "Settlement Date"), Agent will advise each
                                    ---------------
Lender by telephone, or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that such Lender has funded all payments or Advances required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such Settlement Date, Agent will pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrowers since the previous Settlement Date for the benefit of that Lender on the Loans held by it. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments and
               ------------------
Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrower. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex E or the applicable Assignment Agreement) not later than 2:00 p.m. (New
-------
York time) on the next Business Day following each Settlement Date.

          (b) Availability of Lender's Pro Rata Share.  Agent may assume that
              ---------------------------------------
each Acquisition Line Lender will make its Pro Rata Share of each Acquisition Line Advance available to Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Agent by such Acquisition Line Lender when due, Agent will be entitled to recover such amount on demand from such Acquisition Line Lender without set-off, counterclaim or deduction of any kind. If any Acquisition Line Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent. Nothing in this Section 10.8(b) or elsewhere in
                                             ---------------
this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent advances funds to Borrower on behalf of any Acquisition Line Lender and is not reimbursed therefor on the same Business Day as such Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Advance until reimbursed by the applicable Acquisition Line Lender.

     (c) Return of Payments. (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

          (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

     (d) Non-Funding Lenders.  The failure of any Non-Funding Lender to make any
         -------------------
Acquisition Line Advance or any payment required by it hereunder on the date specified therefor shall not relieve any other Acquisition Line Lender (each such other Acquisition Line Lender, an "Other Lender") of its obligations to
                                        ------------
make such Advance on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Advance or to purchase a participation required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" or an "Acquisition Line Lender" (or be included in the calculation of "Requisite Lenders" or, "Requisite Acquisition Line Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

     (e) Dissemination of Information.  Agent will use reasonable efforts to
         ----------------------------
provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Loan Party, with notice of any Event of Default of which Agent has actually taken by Agent following any Event of Default; provided, however, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct. Lenders acknowledge that Borrower is required to provide Financial Statements and collateral reports to Agent in accordance with Annex D and Section 5.8 hereto and agree that Agent
                         -------     -----------
shall have no duty to provide the same to Lenders.

     (f) Actions in Concert.  Anything in this Agreement to the contrary
         ------------------
notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent.

     11.  MISCELLANEOUS

     11.1 Complete Agreement; Modification of Agreement.  The Loan Documents
          ---------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any letter of interest, commitment letter, and/or
         ------------
fee letter (other than the Fee Letter) between any Loan Party on one hand and Agent or any Lender or any of their respective affiliates on the other hand, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

     11.2  Amendments and Waivers.  (a) Except for actions expressly permitted
           ----------------------
to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Notes, or any consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Borrower, and by Requisite Lenders, Requisite Acquisition Line Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments,
                       -----------     ---
modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

      (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan shall be
                                  -----------
effective unless the same shall be in writing and signed by Agent, Requisite Acquisition Line Lenders and Borrower. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith Agent or Requisite Acquisition Line Lenders, as the case may be, have exercised its or their right to suspend the making or incurrence of further Advances pursuant to Section 8.2(a)) or any Event of
                                           ---------------
Default shall be effective for purposes of the conditions precedent to the making of Loans set forth in Section 2.2 unless the same shall be in writing and
                             -----------
signed by Agent, Requisite Acquisition Line Lenders and Borrowers.

          (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby, do any of the following: (i) increase the principal amount of any Lender's Commitment (which action shall be deemed to directly affect all Lenders); (ii) reduce the amount due on any schedule payment date or reduce the principal of, rate of interest on or Fees payable with respect to any Loan of any affected Lender;
(iii) extend any scheduled payment date or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, release, or permit any Loan Party to sell or otherwise dispose of, any Collateral with a value exceeding $2,500,000 in the aggregate (which action shall be deemed to directly affect all Lenders) provided, however, that Agent
                                                --------  -------
shall be authorized to release that certain web press currently located at 2500 Lamar Avenue, Memphis, Tennessee and previously sold to John P. Mller, without the consent of any Lender; (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the definitions of the terms "Requisite Lenders"
              ------------
or "Requisite Acquisition Line Lenders" insofar as such definitions affect the substance of this Section 11.2. Furthermore, no amendment, modification,
                  ------------
termination or waiver affecting the rights or duties of Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Loan Party in any case shall entitle such Loan Party or any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder
                                 ------------
of the Notes at the time outstanding and each future holder of the Notes.

          (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):
                          ---------------

          (i) requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described this clause (i) and in clauses (ii) and (iii) below being referred to
               ----------        ------------     -----
as a "Non-Consenting Lender"), or
      ---------------------

          (ii) requiring the consent of Requisite Acquisition Line Lenders, the consent of Acquisition Line Lenders holding 51% or more of the aggregate Acquisition Line Commitments is obtained, but the consent of Requisite Acquisition Line Lenders is not obtained, or

          (iii) requiring the consent of Requisite Lenders, the consent of Lenders holding 51% or more of the aggregate Commitments is obtained, but the consent of Requisite Lenders is not obtained,

then, so long as Agent is not a Non-Consenting Lender, at Borrower's request, Agent or a Person acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Commitments of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

          (e) Upon indefeasible payment in full in cash and performance of all of the Obligations (other than indemnification Obligations under Section 1.9),
                                                                 -----------
termination of the Commitments and a release of all claims against Agent and Lenders, and so long as no suits, actions, proceedings, or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Agent shall deliver to Borrower termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

     11.3      Fees and Expenses.
               -----------------

          (a) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) of Agent in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment, waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfillment or attempted fulfillment of conditions precedent hereunder, excluding costs and expenses incurred in connection with any sale or assignment of any of the Loans prior to acceleration of the Obligations, other than sales or assignments made by GE Capital of Loans in an aggregate principal amount not to exceed $28,000,000; and including, without limitation: (i) wire transfer fees and other costs of forwarding to Borrower or any other Person on behalf of Borrower by Agent and the Lenders of the proceeds of the Term Loan or Acquisition Line Advances; (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, the Lenders, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent by virtue of the Loan Documents; (iv) any attempt to enforce any rights of Agent against Borrower or any other Person that may be obligated to Agent or the Lenders by virtue of any of the Loan Documents; or (v) after the occurrence and during the continuance of any Default, any effort to
(A) evaluate, observe, assess Borrower or its affairs, or (B) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

          (b) Borrower shall pay on demand all reasonable costs and expenses (including, without limitation, reasonable counsels' fees) of Agent and the Lenders in connection with any Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents in connection with any Default.

          (c) Without limiting the generality of clauses (a) and (b) above, Borrower's obligation to reimburse Agent and/or the Lenders for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; expenses for travel, lodging and food; and all other out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services.

     11.4      No Waiver.  No failure on the part of Agent or the Lenders, at
               ---------
any time or times, to require strict performance by any Loan Party, of any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default shall not suspend, waive or affect any other Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Default by any Loan Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lender if required hereunder and directed to Borrower specifying such suspension or waiver.

     11.5 Remedies.  The rights and remedies of Agent  and the Lenders under
          --------
this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or the Lenders may have under any other agreement, including, without limitation, the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     11.6 Severability.  Wherever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.7 Conflict of Terms.  Except as otherwise provided in this Agreement or
          -----------------
any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provisions contained in this Agreement shall govern and control.

     11.8 Right of Set-off.  Subject to Section 1.3(a), upon the occurrence and
          ----------------              --------------
during the continuance of any Event of Default, Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply in accordance with Section 1.7 any and all deposits (general or
                                 -----------
special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent and/or the Lenders to or for the credit or the account of Borrower against any and all of the Obligations now or hereafter existing irrespective of whether or not Agent or such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Agent agrees promptly to notify the Lenders and Borrower after any such set-off and application made by Agent; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application. The rights of Agent and the Lenders under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which Agent and the Lenders may have.

     11.9 Authorized Signature.  Until Agent shall be notified by Borrower to
          --------------------
the contrary, to the signature upon any document or instrument delivered pursuant hereto and believed by Agent or any of Agent 's officers, the Lenders, or employees to be that of an officer or duly authorized representative of Borrower listed on Schedule 11.9 shall bind Borrower and be deemed to be the act
                   -------------
of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Agent and the Lenders shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance of such signature shall have actual knowledge of the fact that such signature is false or the person whose signature or purported signature is presented is without authority.

     11.10     GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF
               -------------
THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, AGENT AND LENDERS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK, OR CHICAGO, ILLINOIS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY OR CHICAGO, AS THE CASE MAY BE, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF
                  ----- --- ----------
SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON

SCHEDULE 11.11 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED
--------------
COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     11.11     Notices.  Except as otherwise provided herein, whenever it is
               -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.11,
                                                             -------------
(iii) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower, the Lender or the Lender) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

If to Agent or
GE Capital, at:                 General Electric Capital Corporation
                                Capital Funding, Inc.
                                777 Long Ridge Road
                                Bldg. B, First Floor
                                Stamford, Connecticut  06927
                                Attention:  Risk Manager
                                Telecopy No.:  (203) 316-7700

                             With copies to:

                                General Electric Capital Corporation
                                777 Long Ridge Road
                                Building B, First Floor
                                Stamford, Connecticut  06927
                                Attention:  Counsel-Capital Funding, inc.
                                Telecopy No.:  (203) 703-1777

                                General Electric Capital Corporation
                                Capital Funding, Inc.
                                5400 LBJ Freeway, Suite 1280
                                Dallas, Texas 75240
                                Attention:  Mr. John Hanley
                                            Mr. Steve Bellah
                                Telecopy No.:  (972) 419-3289

                             and

                                Patton Boggs, L.L.P.
                                2200 Ross Avenue, Suite 900
                                Dallas, Texas 75201
                                Attention:  Larry A. Makel, Esq.
                                Telecopy No.: (214) 871-2688

If to Borrower, at:             Premier Graphics, Inc.
                                6075 Poplar, Suite 401
                                Memphis, Tennessee  38119
                                Attention: Mr. John P. Miller
                                Telecopy No.: (901) 685-3600

     11.12     Section Titles.  The Section titles and Table of Contents
               --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     11.13     Counterparts.  This Agreement may be executed in any number of
               ------------
separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     11.14     Time of the Essence.  Time is of the essence of this Agreement
               -------------------
and each of the other Loan Documents.

     11.15     WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
               --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     11.16     NO ORAL AGREEMENTS.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE
               ------------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     11.17     RELEASE.  BORROWER ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO
               -------
CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES OF ANY KIND OR NATURE WHATSOEVER TO THE ORIGINAL AGREEMENT, THE RESTATED AGREEMENT AND THE OTHER LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN EACH OF THE ORIGINAL AGREEMENT AND THE RESTATED AGREEMENT) AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN EACH OF THE ORIGINAL AGREEMENT AND THE RESTATED AGREEMENT) AND/OR ANY TRANSACTION RELATED TO THE LOAN DOCUMENTS (AS SUCH TERM IS DEFINED IN EACH OF THE ORIGINAL AGREEMENT AND THE RESTATED AGREEMENT), SAME ARE HEREBY WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF EACH LENDER'S EXECUTION AND DELIVERY OF THIS AGREEMENT.

     11.18     Amendment and Restatement.  This Agreement and the Notes are
               -------------------------
given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the (i) Restated Loan Agreement and the promissory notes executed in connection therewith, which Restated Loan Agreement and such promissory notes were given in amendment, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the Original Agreement and the promissory notes issued in connection therewith, and (ii) the Phillips Loan Agreement. All liens and security interests securing payment of the obligations under the Original Agreement, the Restated Loan Agreement, the Phillips Loan Agreement and such promissory notes are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Obligations. With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Agreement, the Restated Loan Agreement, the Phillips Loan Agreement and the promissory notes, security agreements and other documents, instruments or agreements executed in connection therewith are hereby ratified and confirmed and shall remain in force and effect.

     11.19     References.  Each of the Loan Documents, and any and all other
               ----------
Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof are hereby amended so that (i) any reference in such other Loan Documents to the Original Agreement, the Restated Loan Agreement or the Phillips Agreements (including as any thereof may have been amended) shall mean a reference to this Agreement, and (ii) any reference in such other Loan Documents to Original Lender shall mean a reference to Agent or Agent and Lenders, as context may require.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                Borrower:

                                PREMIER GRAPHICS, INC.


                                By:
                                   ----------------------------
                                   Lance T. Fair
                                   Secretary

                                Agent, for the benefit of the Lenders:

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION


                                 By:
                                    ----------------------------
                                    John E. Hanley
                                    Senior Credit Analyst

                                 Lenders:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION


                                 By:
                                    ----------------------------
                                    John E. Hanley
                                    Senior Credit Analyst

                   INDEX OF ANNEXES, SCHEDULES AND EXHIBITS


Annex A                    Definitions
Annex B                    Schedule of Closing Documents
Annex C                    Financial Statements, Projections and Notices
Annex D                    Insurance Requirements
Annex E                    Agent's and Lender's Acquisition Line Advance
                                Account Information
Annex F                    Acquisition Line and Term Loan Commitments

Schedule 3.2      -        Executive Offices; Trade Names
Schedule 3.4      -        Financial Statements and Projections
Schedule 3.5      -        Dividends
Schedule 3.6      -        Real Estate and Leases
Schedule 3.7      -        Material Contracts
Schedule 3.8      -        Labor Matters
Schedule 3.9      -        Ventures, Subsidiaries and Affiliates;
                             Outstanding Stock
Schedule 3.12     -        Tax Matters
Schedule 3.13     -        ERISA Plans
Schedule 3.14     -        Litigation
Schedule 3.15     -        Brokers
Schedule 3.16     -        Patents, Trademarks, Copyrights and Licenses
Schedule 3.18     -        Hazardous Materials
Schedule 3.19     -        Insurance Policies
Schedule 3.20     -        Disbursement and Deposit Accounts
Schedule 3.22(c)  -        Schedule of Offices, Locations of Collateral and
                             Record Concerning Collateral
Schedule 3.22(d)  -        Schedule of Instruments
Schedule 6.2      -        Investments
Schedule 6.3      -        Indebtedness
Schedule 6.4      -        Loans to and Transactions with Employees
Schedule 6.7      -        Liens
Schedule 11.9     -        Authorized Signatures

Exhibit A-1       -        Form of Note A
Exhibit A-2       -        Form of Note B
Exhibit A-3       -        Form of Note C
Exhibit A-4       -        Form of Acquisition Line Note
Exhibit B         -        Form of Assignment Agreement
Exhibit C         -        Form of Borrower Pledge Agreement
Exhibit D         -        Form of Parent Guaranty
Exhibit E         -        Form of Parent Pledge Agreement
Exhibit F         -        Form of Affiliate Guaranty
Exhibit G         -        Form of Affiliate Security Agreement